Exhibit 99.2

Assurant, Inc. (AIZ)

REVISED Financial Supplement as of December 31, 2020

Note: In March 2021, Assurant entered into a definitive agreement to sell its Global Preneed business and its related legal entities and assets. The net income of the Global Preneed segment and related legal entities will be reported as discontinued operations beginning with first quarter 2021. This revised financial supplement as of December 31, 2020 reflects that change. This revised financial supplement also includes Adjusted EBITDA for the Company, segments and certain lines of business. The addition of Adjusted EBITDA as a non-GAAP measure reflects the Company’s ongoing shift to more service-oriented, fee-based businesses.

Refer to page 9 for the full details of discontinued operations. The new and revised sections are indicated by yellow highlight throughout. Information not related to the two changes indicated above has been omitted from this revised financial supplement.

ASSURANT, INC.

FINANCIAL SUPPLEMENT

(UNAUDITED)

As of December 31, 2020

INDEX TO FINANCIAL SUPPLEMENT

Page:
SUMMARY FINANCIAL HIGHLIGHTS	1

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME FROM CONTINUING OPERATIONS	2

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME FROM CONTINUING OPERATIONS	3

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND SELECTED DATA	4

SEGMENT CONDENSED BALANCE SHEETS	8

SUMMARY OF DISCONTINUED OPERATIONS	9

INVESTMENTS	10

INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS	12

RATINGS SUMMARY	13

RECONCILIATION OF ADJUSTED FINANCIAL DATA	14

REGULATION G – NON GAAP FINANCIAL MEASURES	18

CONTACT INFORMATION

Corporate Headquarters Address:	Investor Inquiries:

28 Liberty Street, 41st Floor	Suzanne Shepherd	Sean Moshier
New York, NY 10005	Senior Vice President	Assistant Vice President
212-859-7000	Investor Relations	Investor Relations
	212-859-7062	212-859-5831
Website Address:	suzanne.shepherd@assurant.com	sean.moshier@assurant.com
www.assurant.com

Assurant, Inc. (NYSE: AIZ) is a leading global provider of lifestyle and housing solutions that support, protect and connect major consumer purchases. Anticipating the evolving needs of consumers, Assurant partners with the world’s leading brands to develop innovative products and services and to deliver an enhanced customer experience. A Fortune 500 company with a presence in 21 countries, Assurant offers mobile device solutions; extended service contracts; vehicle protection services; pre-funded funeral insurance; renters insurance; lender-placed insurance products; and other specialty products. The Assurant Foundation strengthens communities by supporting charitable partners that help protect where people live and can thrive, connect with local resources, inspire inclusion and prepare leaders of the future. Learn more at assurant.com or on Twitter @AssurantNews.

Assurant, Inc.

Summary Financial Highlights

(Unaudited)

Note: All highlighted amounts (excluding (i) Adjusted EBITDA and (ii) Adjusted EBITDA, excluding reportable catastrophes) have been reconciled on page 14 to the amounts originally reported in the financial supplement dated December 31, 2020 and published on February 9, 2021.

	2020				Twelve Months		12M20-12M19 % Change
($ in millions, except per share amounts and closing stock price)	4Q	3Q	2Q	1Q	2020	2019
KEY FINANCIAL METRICS

Segment net earned premiums, fees and other income(1)	$2,313.7	$2,296.3	$2,257.6	$2,447.3	$9,314.9	$9,127.9	2.0%
Total segment revenues(1)	$2,382.4	$2,357.4	$2,318.2	$2,524.0	$9,582.0	$9,473.9	1.1%

Net income (loss) attributable to common stockholders	$134.5	$(34.9)	$173.5	$150.0	$423.1	$363.9	16.3%
Net income from continuing operations, as adjusted	$119.1	$88.0	$164.7	$148.6	$520.4	$306.4	69.8%
Net operating income, as adjusted(2)	$96.6	$69.4	$153.7	$148.5	$468.2	$472.3	(0.9)%
Net operating income, as adjusted, excluding reportable catastrophes(2)(3)	$123.9	$156.4	$163.7	$161.4	$605.4	$513.3	17.9%
Adjusted EBITDA(4)	$192.8	$141.6	$257.6	$247.7	$839.7	$834.8	0.6%
Adjusted EBITDA, excluding reportable catastrophes(2)(3)	$227.5	$251.7	$270.2	$264.0	$1,013.4	$886.6	14.3%

Per share(5):
Net income (loss) attributable to common stockholders, per diluted share	$2.23	$(0.58)	$2.81	$2.43	$6.99	$5.84	19.7%
Net income from continuing operations, as adjusted, per diluted share	$1.91	$1.38	$2.59	$2.32	$8.22	$4.56	80.3%
Net operating income, as adjusted, per diluted share(2)	$1.62	$1.15	$2.50	$2.41	$7.71	$7.58	1.7%
Net operating income, as adjusted, excluding reportable catastrophes, per diluted share(2)(3)	$2.06	$2.59	$2.66	$2.61	$9.88	$8.24	19.9%

SHARE DATA:
Weighted average basic common shares outstanding	59,310,101	60,190,103	60,363,577	60,602,911	60,114,670	61,942,969	(3.0)%
Incremental common shares from:
Performance share units and employee stock purchase plan(6)	387,292	235,619	206,362	327,840	363,343	370,499	(1.9)%
Mandatory convertible preferred stock(7)	2,701,925	—	2,777,250	2,696,175	2,701,925	—	N/A

Weighted average diluted common shares outstanding	62,399,318	60,425,722	63,347,189	63,626,926	63,179,938	62,313,468	1.4%

Anti-dilutive incremental common shares from mandatory convertible preferred stock(7)	—	2,699,913	—	—	—	2,695,025	(100.0)%

(1)	Includes net earned premiums, fees and other income and total revenues of the Global Lifestyle and Global Housing operating segments.
(2)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(3)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include individual Insurance Services Office (“ISO”) events greater than $5 million (pre-tax).

(4)	Refer to page 3 for the reconciliation of Adjusted EBITDA to its most comparable GAAP measure, net income from continuing operations.
(5)	Refer to “Share Data” below for additional information on the shares used in the per share calculations.
(6)

Upon adjusting 3Q 2020 for discontinued operations, the incremental common shares from performance share units and the employee stock purchase plan became dilutive. As reported in the financial supplement dated December 31, 2020 and published on February 9, 2021, these potentially dilutive securities were anti-dilutive and therefore, excluded from the weighted average diluted common shares outstanding.

(7)

Dilution for the mandatory convertible preferred stock is calculated based on the assumed conversion of the outstanding mandatory convertible preferred stock, using the average closing stock price for the period the shares were outstanding. Net income attributable to common stockholders per diluted share excludes the effect of shares of potentially dilutive securities which were anti-dilutive for the period. Accordingly, the numerator has not been increased by the amount of the preferred stock dividends in the periods in which the incremental common shares from mandatory convertible preferred stock were anti-dilutive.

Assurant, Inc.

Reconciliation of Net Operating Income, as adjusted, to Net Income from Continuing Operations(1)

(Unaudited)

Note: Net operating income, as adjusted, has been reconciled in Footnote (1) in Regulation G - Non GAAP Financial Measures to the amounts originally reported in the financial supplement dated December 31, 2020 and published on February 9, 2021. Segment net operating income, as adjusted; segment net earned premiums, fees and other income; net income from continuing operations, as adjusted; and segment net operating margin have been reconciled on page 14.

	2020				Twelve Months		12M20-12M19 % Change
($ in millions, net of tax)	4Q	3Q	2Q	1Q	2020	2019
Net income from continuing operations, as adjusted	$119.1	$88.0	$164.7	$148.6	$520.4	$306.4	69.8%

Adjustments, net of tax:

Net realized (gains) losses on investments	(22.4)	(13.5)	(22.7)	67.2	8.6	(47.2)	118.2%
COVID-19 direct and incremental expenses	4.2	(0.3)	15.0	2.3	21.2	—	N/A
CARES Act tax benefit	—	—	(5.1)	(79.3)	(84.4)	—	N/A
Assurant Health runoff operations	(12.2)	(0.4)	(0.2)	0.1	(12.7)	(22.1)	42.5%
Net charge related to Iké	—	—	3.5	5.8	9.3	163.9	(94.3)%
Loss on extinguishment of debt and other related costs	—	—	—	—	—	29.6	(100.0)%
Other adjustments	12.4	—	3.4	9.6	25.4	64.6	(60.7)%
Net loss (income) attributable to non-controlling interests	0.2	0.3	(0.3)	(1.1)	(0.9)	(4.2)	78.6%
Preferred stock dividends	(4.7)	(4.7)	(4.6)	(4.7)	(18.7)	(18.7)	—%

Net operating income, as adjusted(1)	$96.6	$69.4	$153.7	$148.5	$468.2	$472.3	(0.9)%

Global Lifestyle	$87.9	$106.6	$121.8	$120.9	$437.2	$409.3	6.8%
Global Housing	61.1	13.1	85.4	74.2	233.8	258.7	(9.6)%
Corporate and Other, as adjusted(1)	(26.6)	(25.7)	(28.8)	(21.8)	(102.9)	(94.1)	N/A
Interest expense	(21.1)	(19.9)	(20.1)	(20.1)	(81.2)	(82.9)	N/A
Preferred stock dividends	(4.7)	(4.7)	(4.6)	(4.7)	(18.7)	(18.7)	—%

Net operating income, as adjusted(1)	$96.6	$69.4	$153.7	$148.5	$468.2	$472.3	(0.9)%

Segment net earned premiums, fees and other income(2)
Global Lifestyle	$1,817.0	$1,805.0	$1,768.7	$1,946.9	$7,337.6	$7,094.2	3.4%
Global Housing	496.7	491.3	488.9	500.4	1,977.3	2,033.7	(2.8)%

Total	$2,313.7	$2,296.3	$2,257.6	$2,447.3	$9,314.9	$9,127.9	2.0%

Segment net operating income(3)	$149.0	$119.7	$207.2	$195.1	$671.0	$668.0	0.4%
Segment net operating margin(4)	3.8%	4.6%	5.4%	4.9%	4.7%	4.5%	20 bps

(1)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(2)	Includes net earned premiums, fees and other income of the Global Lifestyle and Global Housing operating segments.
(3)	Includes net operating income of the Global Lifestyle and Global Housing operating segments. Segment net operating income is equal to GAAP segment net income.
(4)	Equals segment net operating income divided by segment net earned premiums, fees and other income.

Assurant, Inc.

Reconciliation of Adjusted EBITDA to Net Income from Continuing Operations(1)

(Unaudited)

	2020				Twelve Months		12M20-12M19 % Change
($ in millions)	4Q	3Q	2Q	1Q	2020	2019
GAAP net income (loss) attributable to common stockholders	$134.5	$(34.9)	$173.5	$150.0	$423.1	$363.9	16.3%
Less: Net (income) loss from discontinued operations	(19.9)	118.5	(13.7)	(7.2)	77.7	(80.4)	NA
Add: Net (loss) income attributable to non-controlling interests	(0.2)	(0.3)	0.3	1.1	0.9	4.2	NA
Add: Preferred stock dividends	4.7	4.7	4.6	4.7	18.7	18.7	NA

GAAP net income from continuing operations	119.1	88.0	164.7	148.6	520.4	306.4	69.8%

Less:
Interest expense	26.8	25.5	26.7	25.5	104.5	110.6	(5.5)%
Provision (benefit) for income taxes	39.8	24.5	44.6	(48.5)	60.4	148.3	(59.3)%
Depreciation expense	15.5	13.9	14.3	12.4	56.1	51.8	8.3%
Amortization of purchased intangible assets	16.7	12.5	12.3	11.2	52.7	40.3	30.8%
Adjustments, Pre-tax:
Net realized (gains) losses on investments	(29.6)	(17.1)	(28.9)	85.0	9.4	(57.0)	(116.5)%
COVID-19 direct and incremental expenses	5.3	(0.6)	17.5	3.0	25.2	—	NA
Assurant Health runoff operations	(15.5)	(0.5)	(0.2)	0.1	(16.1)	(28.0)	(42.5)%
Net charge related to Iké	—	—	4.5	1.4	5.9	163.0	(96.4)%
Loss on extinguishment of debt and other related costs	—	—	—	—	—	31.8	(100.0)%
Loss (income) attributable to non-controlling interests	0.3	0.2	(0.3)	(1.4)	(1.2)	(5.1)	(76.5)%
Other adjustments(1)	14.4	(4.8)	2.4	10.4	22.4	72.7	(69.2)%

Adjusted EBITDA(2)	$192.8	$141.6	$257.6	$247.7	$839.7	$834.8	0.6%

Segment Adjusted EBITDA
Global Lifestyle(3)	$137.2	$150.6	$175.4	$173.8	$637.0	$586.6	8.6%
Global Housing(3)	85.9	24.0	116.0	101.2	327.1	355.7	(8.0)%
Corporate and Other(3)	(30.3)	(33.0)	(33.8)	(27.3)	(124.4)	(107.5)	15.7%

Total	$192.8	$141.6	$257.6	$247.7	$839.7	$834.8	0.6%

(1)	Refer to Footnote (4) in the Regulation G - Non GAAP Financial Measures for detail of what is included in other adjustments.
(2)

Below is a bridge from net operating income to Adjusted EBITDA (both including and excluding reportable catastrophes). Certain adjustments below are different from similarly captioned items above because of non-operating impacts that are included in GAAP net income from continuing operations and excluded from net operating income and Adjusted EBITDA. The reconciliations of these non-GAAP financial measures can be found above or in the Footnotes in Regulation G - Non GAAP Financial Measures.

	Twelve Months
	2020	2019
Net operating income to Adjusted EBITDA bridge:

Net operating income	$468.2	$472.3
Provision for income taxes	145.3	150.4
Interest expense	102.9	105.0
Depreciation expense	51.9	48.1
Amortization of purchased intangible assets	52.7	40.3
Preferred stock dividends	18.7	18.7

Adjusted EBITDA	$839.7	$834.8

	Twelve Months
	2020	2019
Net operating income, excluding reportable catastrophes to Adjusted EBITDA, excluding reportable catastrophes bridge:

Net operating income, excluding reportable catastrophes	$605.4	$513.3
Provision for income taxes	181.8	161.2
Interest expense	102.9	105.0
Depreciation expense	51.9	48.1
Amortization of purchased intangible assets	52.7	40.3
Preferred stock dividends	18.7	18.7

Adjusted EBITDA, excluding reportable catastrophes	$1,013.4	$886.6

(3)	Global Lifestyle Adjusted EBITDA, Global Housing Adjusted EBITDA and Corporate and Other Adjusted EBITDA are reconciled to its most comparable GAAP measure on pages 5, 6 and 7, respectively.

Assurant, Inc.

Consolidated Condensed Statements of Operations

(Unaudited)

Note: Reflects adjustments for the impact of discontinued operations. Refer to page 15 for a reconciliation to the amounts originally reported in the financial supplement dated December 31, 2020 and published on February 9, 2021.

	2020				Twelve Months		12M20-12M19 % Change
($ in millions, except per share data)	4Q	3Q	2Q	1Q	2020	2019
Revenues:
Net earned premiums	$2,102.2	$2,086.8	$2,021.3	$2,065.5	$8,275.8	$7,958.8	4.0%
Fees and other income	212.8	209.3	236.3	381.8	1,040.2	1,171.5	(11.2)%

Total net earned premiums, fees and other income	2,315.0	2,296.1	2,257.6	2,447.3	9,316.0	9,130.3	2.0%
Net investment income	73.3	63.3	65.4	83.6	285.6	383.2	(25.5)%
Net realized gains (losses) on investments	29.7	17.2	28.9	(84.0)	(8.2)	57.0	(114.4)%
Amortization of deferred gains on disposal of businesses	0.1	0.1	0.1	1.8	2.1	(1.4)	250.0%

Total revenues	2,418.1	2,376.7	2,352.0	2,448.7	9,595.5	9,569.1	0.3%

Benefits, losses and expenses:
Policyholder benefits	567.6	638.5	523.6	535.2	2,264.9	2,385.7	(5.1)%
Selling, underwriting, general and administrative expenses	1,664.8	1,600.2	1,587.9	1,786.5	6,639.4	6,423.7	3.4%
Iké net losses	—	—	4.5	1.4	5.9	163.0	(96.4)%
Interest expense	26.8	25.5	26.7	25.5	104.5	110.6	(5.5)%
Loss on extinguishment of debt	—	—	—	—	—	31.4	(100.0)%

Total benefits, losses and expenses	2,259.2	2,264.2	2,142.7	2,348.6	9,014.7	9,114.4	(1.1)%

Income from continuing operations before provision (benefit) for income taxes	158.9	112.5	209.3	100.1	580.8	454.7	27.7%
Provision (benefit) for income taxes	39.8	24.5	44.6	(48.5)	60.4	148.3	(59.3)%

Net income from continuing operations	119.1	88.0	164.7	148.6	520.4	306.4	69.8%
Net income (loss) from discontinued operations	19.9	(118.5)	13.7	7.2	(77.7)	80.4	(196.6)%

Net income (loss)	139.0	(30.5)	178.4	155.8	442.7	386.8	14.5%
Less: Net loss (income) attributable to non-controlling interests	0.2	0.3	(0.3)	(1.1)	(0.9)	(4.2)	78.6%

Net income (loss) attributable to stockholders	139.2	(30.2)	178.1	154.7	441.8	382.6	15.5%
Less: Preferred stock dividends	(4.7)	(4.7)	(4.6)	(4.7)	(18.7)	(18.7)	—%

Net income (loss) attributable to common stockholders	$134.5	$(34.9)	$173.5	$150.0	$423.1	$363.9	16.3%

Pre-tax income from continuing operations margin(1)	6.9%	(0.2)%	9.8%	4.4%	6.2%	5.9%	30	bps
Net income from continuing operations margin(2)	5.1%	3.8%	7.3%	6.1%	5.6%	3.4%	220	bps

Effective tax rate for net income from continuing operations	25.0%	21.8%	21.3%	(48.5)%	10.4%	32.6%	(2,220	) bps

Investment yield(3)	2.84%	2.54%	2.76%	3.56%	2.91%	4.15%	(124	) bps

Real estate joint venture partnerships income from sales and depreciation expense, pre-tax(3)	$(0.9)	$(1.6)	$(1.2)	$(1.9)	$(5.6)	$10.4	(153.8)%

(1)	Equals income from continuing operations before provision (benefit) for income taxes divided by total net earned premiums, fees and other income.
(2)	Equals net income from continuing operations divided by total net earned premiums, fees and other income.
(3)	Excludes investment income attributable to non-controlling interests.

Global Lifestyle

Condensed Statements of Operations and Selected Data

(Unaudited)

	2020				Twelve Months		12M20-12M19
($ in millions)	4Q	3Q	2Q	1Q	2020	2019	% Change
Global Lifestyle Adjusted EBITDA Reconciliation
Segment net operating income(1)	$87.9	$106.6	$121.8	$120.9	$437.2	$409.3	6.8%
Less:
Provision for income taxes	26.1	26.3	36.5	38.2	127.1	126.2	0.7%
Depreciation expense	8.9	7.5	7.2	5.9	29.5	22.3	32.3%
Amortization of purchased intangible assets	14.3	10.2	9.9	8.8	43.2	28.8	50.0%

Global Lifestyle Adjusted EBITDA	$137.2	$150.6	$175.4	$173.8	$637.0	$586.6	8.6%

Adjusted EBITDA(2):
Connected Living	$68.5	$91.7	$114.5	$106.2	$380.9	$335.3	13.6%
Global Automotive	59.0	57.3	58.7	58.1	233.1	214.3	8.8%
Global Financial Services and Other	9.7	1.6	2.2	9.5	23.0	37.0	(37.8)%

Total	$137.2	$150.6	$175.4	$173.8	$637.0	$586.6	8.6%

(1)	Segment net operating income is equal to GAAP segment net income.
(2)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.

Global Housing

Condensed Statements of Operations and Selected Data

(Unaudited)

	2020				Twelve Months		12M20-12M19 % Change
($ in millions)	4Q	3Q	2Q	1Q	2020	2019
Global Housing Adjusted EBITDA Reconciliation
Segment net operating income(1)	$61.1	$13.1	$85.4	$74.2	$233.8	$258.7	(9.6)%
Less:
Provision for income taxes	16.9	2.9	22.2	19.3	61.3	67.6	(9.3)%
Depreciation expense	5.5	5.7	6.0	5.3	22.5	17.9	25.7%
Amortization of purchased intangible assets	2.4	2.3	2.4	2.4	9.5	11.5	(17.4)%

Global Housing Adjusted EBITDA	85.9	24.0	116.0	101.2	327.1	355.7	(8.0)%

Reportable catastrophes(2)	34.7	110.1	12.8	16.1	173.7	51.9	234.7%

Global Housing Adjusted EBITDA, excluding reportable catastrophes	$120.6	$134.1	$128.8	$117.3	$500.8	$407.6	22.9%

(1)	Segment net operating income is equal to GAAP segment net income.
(2)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include ISO events greater than $5 million (pre-tax).

Total Corporate and Other

Condensed Statements of Operations and Selected Data

(Unaudited)

Note: Refer to page 16 for a reconciliation to the amounts originally reported in the financial supplement dated December 31, 2020 and published on February 9, 2021.

	2020				Twelve Months		12M20-12M19 % Change
($ in millions)	4Q	3Q	2Q	1Q	2020	2019
Revenues:
Net earned premiums	$—	$—	$—	$—	$—	$—	N/A
Fees and other income	1.3	(0.2)	—	—	1.1	2.4	(54.2)%
Net investment income	4.6	2.2	4.8	6.9	18.5	37.2	(50.3)%
Net realized gains (losses) on investments	29.7	17.2	28.9	(84.0)	(8.2)	57.0	(114.4)%
Amortization of deferred gains on disposal of businesses	0.1	0.1	0.1	1.8	2.1	(1.4)	250.0%

Total revenues	35.7	19.3	33.8	(75.3)	13.5	95.2	(85.8)%

Benefits, losses and expenses:
Policyholder benefits	(0.5)	0.3	0.1	0.3	0.2	—	N/A
Selling, underwriting, general and administrative expenses	42.5	29.9	59.1	50.0	181.5	197.3	(8.0)%
Iké net losses	—	—	4.5	1.4	5.9	163.0	(96.4)%
Interest expense	26.8	25.5	26.7	25.5	104.5	110.6	(5.5)%
Loss on extinguishment of debt	—	—	—	—	—	31.4	(100.0)%

Total benefits, losses and expenses	68.8	55.7	90.4	77.2	292.1	502.3	(41.8)%

Net loss from continuing operations before benefit for income taxes	(33.1)	(36.4)	(56.6)	(152.5)	(278.6)	(407.1)	31.6%
Benefit for income taxes	(3.2)	(4.7)	(14.1)	(106.0)	(128.0)	(45.5)	(181.3)%

Net loss from continuing operations	$(29.9)	$(31.7)	$(42.5)	$(46.5)	$(150.6)	$(361.6)	58.4%

Corporate and Other Net Operating Loss Reconciliation(1)
Total Corporate and Other net loss from continuing operations	$(29.9)	$(31.7)	$(42.5)	$(46.5)	$(150.6)	$(361.6)	58.4%
Adjustments, net of tax:
Interest expense	21.1	19.9	20.1	20.1	81.2	82.9	(2.1)%
Net realized (gains) losses on investments	(22.4)	(13.5)	(22.7)	67.2	8.6	(47.2)	118.2%
COVID-19 direct and incremental expenses	4.2	(0.3)	15.0	2.3	21.2	—	N/A
CARES Act tax benefit	—	—	(5.1)	(79.3)	(84.4)	—	N/A
Assurant Health runoff operations	(12.2)	(0.4)	(0.2)	0.1	(12.7)	(22.1)	42.5%
Net charge related to Iké	—	—	3.5	5.8	9.3	163.9	(94.3)%
Loss on extinguishment of debt and other related costs	—	—	—	—	—	29.6	(100.0)%
Net loss (income) attributable to non-controlling interests	0.2	0.3	(0.3)	(1.1)	(0.9)	(4.2)	78.6%
Other adjustments(2)	12.4	—	3.4	9.6	25.4	64.6	(60.7)%

Corporate and Other net operating loss, as adjusted	$(26.6)	$(25.7)	$(28.8)	$(21.8)	$(102.9)	$(94.1)	(9.4)%

Corporate and Other Adjusted EBITDA Reconciliation
Total Corporate and Other net loss from continuing operations	$(29.9)	$(31.7)	$(42.5)	$(46.5)	$(150.6)	$(361.6)	58.4%
Less:
Interest expense	26.8	25.5	26.7	25.5	104.5	110.6	(5.5)%
Benefit for income taxes	(3.2)	(4.7)	(14.1)	(106.0)	(128.0)	(45.5)	(181.3)%
Depreciation expense	1.1	0.7	1.1	1.2	4.1	11.6	(64.7)%
Adjustments, pre-tax:
Net realized (gains) losses on investments	(29.6)	(17.1)	(28.9)	85.0	9.4	(57.0)	116.5%
COVID-19 direct and incremental expenses	5.3	(0.6)	17.5	3.0	25.2	—	N/A
Assurant Health runoff operations	(15.5)	(0.5)	(0.2)	0.1	(16.1)	(28.0)	42.5%
Net charge related to Iké	—	—	4.5	1.4	5.9	163.0	(96.4)%
Loss on extinguishment of debt and other related costs	—	—	—	—	—	31.8	(100.0)%
Loss (income) attributable to non-controlling interests	0.3	0.2	(0.3)	(1.4)	(1.2)	(5.1)	76.5%
Other adjustments(3)	14.4	(4.8)	2.4	10.4	22.4	72.7	(69.2)%

Corporate and Other Adjusted EBITDA	$(30.3)	$(33.0)	$(33.8)	$(27.3)	$(124.4)	$(107.5)	(15.7)%

(1)	See Footnote (7) in Regulation G - Non GAAP Financial Measures.
(2)	Refer to Footnote (1) in the Regulation G - Non GAAP Financial Measures for detail of what is included in other adjustments.
(3)	Refer to Footnote (4) in the Regulation G - Non GAAP Financial Measures for detail of what is included in other adjustments.

Assurant, Inc.

Segment Condensed Balance Sheets

(Unaudited)

Note: Refer to page 17 for a reconciliation to the amounts originally reported in the financial supplement dated December 31, 2020 and published on February 9, 2021.

	As of December 31, 2020
	Global Lifestyle	Global Housing	Total Corporate and Other(1)	Consolidated
($ in millions)
Assets
Investments and cash and cash equivalents	$6,725.4	$2,248.6	$1,456.4	$10,430.4
Reinsurance recoverables(2)	4,593.7	694.8	1,316.9	6,605.4
Deferred acquisition costs	7,236.0	152.2	(0.2)	7,388.0
Goodwill	2,209.8	379.5	—	2,589.3
Value of business acquired	1,152.2	—	—	1,152.2
Assets held in separate accounts	—	—	11.5	11.5
Other assets	2,443.7	539.2	271.5	3,254.4
Assets held for sale	—	—	13,218.7	13,218.7

Total assets	$24,360.8	$4,014.3	$16,274.8	$44,649.9

Liabilities
Policyholder benefits and claims payable(2)	$819.6	$651.9	$1,497.3	$2,968.8
Unearned premiums	15,818.0	1,467.4	7.7	17,293.1
Debt	—	—	2,252.9	2,252.9
Liabilities related to separate accounts	—	—	11.5	11.5
Accounts payable and other liabilities	3,205.7	379.9	471.9	4,057.5
Liabilities held for sale	—	—	12,111.3	12,111.3

Total liabilities	19,843.3	2,499.2	16,352.6	38,695.1

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	4,517.5	1,515.1	(791.0)	5,241.6
Accumulated other comprehensive income	—	—	709.8	709.8

Total Assurant, Inc. stockholders’ equity	4,517.5	1,515.1	(81.2)	5,951.4
Non-controlling interest	—	—	3.4	3.4

Total equity	4,517.5	1,515.1	(77.8)	5,954.8

Total liabilities and equity	$24,360.8	$4,014.3	$16,274.8	$44,649.9

(1)

Total Corporate and Other segment includes all accumulated other comprehensive income, reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance. Additionally, the Total Corporate and Other segment includes amounts related to the Assurant Health business, which is in runoff.

(2)

Global Housing’s reinsurance recoverables and policyholder benefits and claims payable as of December 31, 2020 and December 31, 2019 include $96 million and $87 million, respectively, of balances ceded to the U.S. government. Assurant acts as an administrator for the U.S. government under the voluntary National Flood Insurance Program.

Assurant, Inc.

Summary of Discontinued Operations

(Unaudited)

	2020				Twelve Months		12M20-12M19 % Change
($ in millions)	4Q	3Q	2Q	1Q	2020	2019
Net Income (Loss) from Discontinued Operations:
Global Preneed net operating income as reported(1)	$8.8	$13.2	$13.7	$12.3	$48.0	$52.2	(8.0)%
Less: Corporate overhead reallocated to Corporate(2)	1.6	1.4	1.4	1.9	6.3	5.2	21.2%

Preneed net operating income in discontinued operations	10.4	14.6	15.1	14.2	54.3	57.4	(5.4)%

Corporate and Other net operating income in discontinued operations(2)	2.1	0.8	0.5	0.4	3.8	3.3	15.2%

Net realized gains (losses) on investments	8.1	(0.5)	(3.8)	(8.9)	(5.1)	7.3	(169.9)%
Global Preneed goodwill impairment	(2.2)	(135.6)	—	—	(137.8)	—	N/A
COVID-19 direct and incremental expenses	—	—	(0.2)	(0.1)	(0.3)	—	N/A
Amortization of deferred gains on disposal of businesses	1.5	1.6	1.8	1.9	6.8	12.4	(45.2)%
Foreign exchange related losses	—	—	—	(0.1)	(0.1)	—	N/A
Current expected credit losses for businesses in run-off	—	—	0.3	(0.2)	0.1	—	N/A
Net gain from deconsolidation of consolidated investment entities	—	0.6	—	—	0.6	—	N/A

Net income (loss) from discontinued operations	$19.9	$(118.5)	$13.7	$7.2	$(77.7)	$80.4	(196.6)%

(1)	Global Preneed segment operating income is equal to the Global Preneed GAAP net income.
(2)

Corporate overhead expenses previously allocated to the Global Preneed segment have been reallocated to the Corporate and Other segment upon adjustment for the discontinued operations. The total impact of discontinued operations on Corporate and Other net operating loss is comprised of the impact of the reallocation of overhead expenses and the income in discontinued operations that was previously reported in Corporate and Other (mainly net investment income).

Assets and Liabilities Held for Sale Related to the Discontinued Operations

	As of December 31, 2020
	Preneed(1)	LTC, FFG, AEB, Health Run-off	Other Corporate	Total
($ in millions)
Assets
Investments and cash and cash equivalents	$7,378.9	$—	$98.7	$7,477.6
Reinsurance recoverables	69.1	3,164.8	0.6	3,234.5
Deferred acquisition costs	185.2	—	0.3	185.5
Goodwill	—	—	—	—
Value of business acquired	4.3	—	—	4.3
Assets held in separate accounts	165.5	2,011.3	—	2,176.8
Other assets	135.3	—	4.7	140.0

Total assets	$7,938.3	$5,176.1	$104.3	$13,218.7

Liabilities
Policyholder benefits and claims payable	$6,620.2	$3,131.9	$0.6	$9,752.7
Unearned premiums	0.8	14.0	0.1	14.9
Debt	—	—	—	—
Liabilities related to separate accounts	165.5	2,011.3	—	2,176.8
Accounts payable and other liabilities	160.2	2.7	4.0	166.9

Total liabilities	$6,946.7	$5,159.9	$4.7	$12,111.3

Stockholders’ Equity
Equity, excluding AOCI	$366.5	$16.2	$85.2	$467.9
Accumulated other comprehensive income	625.1	—	14.4	639.5

Total Assurant, Inc. stockholders’ equity	$991.6	$16.2	$99.6	$1,107.4
Non-controlling interest	—	—	—	—

Total equity	991.6	16.2	99.6	1,107.4

Total liabilities and equity	$7,938.3	$5,176.1	$104.3	$13,218.7

(1)

Amounts differ from the Global Preneed segment balance sheet reported in the financial supplement dated December 31, 2020 and published on February 9, 2021 due to balances held in Corporate and Other that related to the Global Preneed business.

Assurant, Inc.

Investments

(Unaudited)

	Reported		Impact of Discontinued Operations		Adjusted
	As of December 31,		As of December 31,		As of December 31,
($ in millions)	2020		2020		2020
Investments by type
Fixed maturity securities available for sale, at fair value	$13,449.0	75.2%	$(6,633.5)	88.7%	$6,815.5	65.3%
Equity securities, at fair value
Preferred stock	339.2	1.9%	(106.5)	1.4%	232.7	2.2%
Common stock	22.6	0.1%	(7.4)	0.1%	15.2	0.2%
Mutual funds	42.3	0.2%	—	—%	42.3	0.4%
Commercial mortgage whole loans on real estate, at amortized cost	754.3	4.2%	(616.0)	8.2%	138.3	1.3%
Short-term investments	333.2	1.9%	(41.2)	0.6%	292.0	2.8%
Other investments	738.8	4.1%	(52.0)	0.7%	686.8	6.6%

Total investments	15,679.4	87.6%	(7,456.6)	99.7%	8,222.8	78.8%
Cash and cash equivalents	2,228.6	12.4%	(21.0)	0.3%	2,207.6	21.2%

Total investments and cash and cash equivalents	$17,908.0	100.0%	$(7,477.6)	100.0%	$10,430.4	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$8,168.9	60.7%	$(4,117.6)	62.1%	$4,051.3	59.5%
Baa	4,624.1	34.4%	(2,336.0)	35.2%	2,288.1	33.6%
Ba	548.5	4.1%	(164.1)	2.5%	384.4	5.6%
B and lower	107.5	0.8%	(15.8)	0.2%	91.7	1.3%

Total	$13,449.0	100.0%	$(6,633.5)	100.0%	$6,815.5	100.0%

Assurant, Inc.

Investments (continued)

(Unaudited)

	As Reported					Impact of Discontinued Operations					As Restated
	As of December 31, 2020					As of December 31, 2020					As of December 31, 2020
($ in millions)	Book Value	Allowance for credit losses	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)	Book Value	Allowance for credit losses	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)	Book Value	Allowance for credit losses	Fair Value	% of Fair Value	Net Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies and authorities	$98.7	$—	$104.7	0.8%	$6.0	$(8.3)	$—	$(10.6)	0.2%	$(2.3)	$90.4	$—	$94.1	1.4%	$3.7
States, municipalities and political subdivisions	287.9	—	323.1	2.4%	35.2	(123.5)	—	(147.8)	2.2%	(24.3)	164.4	—	175.3	2.6%	10.9
Foreign governments	886.3	—	1,039.9	7.7%	153.6	(443.9)	—	(570.2)	8.6%	(126.3)	442.4	—	469.7	6.9%	27.3
Corporate:
Canadian municipals	154.3	—	187.4	1.4%	33.1	(137.7)	—	(169.3)	2.6%	(31.6)	16.6	—	18.1	0.3%	1.5
Consumer cyclical	687.7	—	829.6	6.2%	141.9	(281.1)	—	(375.4)	5.7%	(94.3)	406.6	—	454.2	6.7%	47.6
Consumer non-cyclical	524.3	—	632.3	4.7%	108.0	(272.7)	—	(354.8)	5.3%	(82.1)	251.6	—	277.5	4.1%	25.9
Energy	692.6	—	793.7	5.9%	101.1	(396.3)	—	(474.4)	7.2%	(78.1)	296.3	—	319.3	4.7%	23.0
Financials	2,569.3	—	3,004.4	22.3%	435.1	(1,110.3)	—	(1,394.3)	21.0%	(284.0)	1,459.0	—	1,610.1	23.6%	151.1
Health care	571.1	—	670.2	5.0%	99.1	(224.5)	—	(294.2)	4.4%	(69.7)	346.6	—	376.0	5.5%	29.4
Industrials	1,042.0	—	1,265.4	9.4%	223.4	(524.5)	—	(690.9)	10.4%	(166.4)	517.5	—	574.5	8.4%	57.0
Materials	331.1	(1.5)	376.1	2.8%	46.5	(126.3)	0.3	(154.7)	2.3%	(28.7)	204.8	(1.2)	221.4	3.2%	17.8
Other	0.8	—	0.8	—%	—	—	—	—	—%	—	0.8	—	0.8	—%	—
Technology	383.8	—	446.2	3.3%	62.4	(105.2)	—	(134.0)	2.0%	(28.8)	278.6	—	312.2	4.6%	33.6
Telecommunications	309.0	—	403.4	3.0%	94.4	(180.0)	—	(254.1)	3.8%	(74.1)	129.0	—	149.3	2.2%	20.3
Utilities	1,096.8	—	1,356.1	10.1%	259.3	(659.6)	—	(869.6)	13.1%	(210.0)	437.2	—	486.5	7.1%	49.3
Asset-backed securities	551.7	—	564.5	4.2%	12.8	(299.8)	—	(304.0)	4.6%	(4.2)	251.9	—	260.5	3.8%	8.6
Commercial mortgage-backed securities	327.5	—	347.4	2.6%	19.9	(61.2)	—	(66.0)	1.0%	(4.8)	266.3	—	281.4	4.1%	15.1
Residential mortgage-backed securities	1,017.5	—	1,103.8	8.2%	86.3	(331.7)	—	(369.2)	5.6%	(37.5)	685.8	—	734.6	10.8%	48.8

Total fixed maturity securities	$11,532.4	$(1.5)	$13,449.0	100.0%	$1,918.1	$(5,286.6)	$0.3	$(6,633.5)	100.0%	$(1,347.2)	$6,245.8	$(1.2)	$6,815.5	100.0%	$570.9

Assurant, Inc.

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	As Reported			Impact of Discontinued Operations			As Restated
	Twelve months ended December 31, 2020			Twelve months ended December 31, 2020			Twelve months ended December 31, 2020
		Investment	Net realized		Investment	Net realized		Investment	Net realized
($ in millions)	Yield	Income	gain (loss)	Yield	Income	gain (loss)	Yield	Income	gain (loss)
Fixed maturity securities, available for sale	4.31%	$481.8	$14.8	(0.55)%	$(253.4)	$(4.7)	3.76%	$228.4	$10.1
Equity securities	5.86%	20.7	7.3	(0.22)%	(6.2)	(1.7)	5.64%	14.5	5.6
Commercial mortgage loans on real estate	4.67%	36.8	(5.4)	0.71%	(28.6)	4.2	5.38%	8.2	(1.2)
Cash and short-term investments	0.81%	19.2	1.5	0.01%	(0.2)	—	0.82%	19.0	1.5
Other investments(1)	6.10%	42.3	(34.4)	(0.62)%	(6.3)	10.2	5.48%	36.0	(24.2)

Total		600.8	$(16.2)		(294.7)	$8.0		306.1	$(8.2)

Investment expenses		(25.9)			5.4			(20.5)

Net investment income		$574.9			$(289.3)			$285.6

Gross realized gains on sales and other			$46.2			$(2.7)			$43.5
Gross realized losses on sales and other			(58.4)			11.4			(47.0)
Change in unrealized gains on equity securities			16.3			(1.3)			15.0
Impairments			(20.3)			0.6			(19.7)

Net realized (losses) gains on investments			$(16.2)			$8.0			$(8.2)

(1)

Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, invested assets associated with deferred compensation, and policy loans.

Assurant, Inc.

Ratings Summary(1)

(Unaudited)

As of December 31, 2020
	A.M. Best	Moody’s	Standard & Poor’s
Company(2)
American Bankers Insurance Company of Florida	A	A3	A
American Bankers Life Assurance Company of Florida	A-	Baa1	A
American Security Insurance Company	A	A3	A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A	N/A	N/A
Reliable Lloyds Insurance Company	A	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Union Security Life Insurance Company of New York	B++	N/A	N/A
Virginia Surety Insurance Company	A	N/A	N/A
Voyager Indemnity Insurance Company	A	N/A	N/A

Commercial Paper	AMB-1	P-3	A-2
Senior Debt	bbb+	Baa3	BBB
Subordinated Debt	bbb	Ba1	BB+

(1)	Additional information on Assurant’s ratings is available in the Investor Relations section on Assurant’s website www.assurant.com.
(2)

American Memorial Life Insurance Company, Assurant Life of Canada and Union Security Insurance Company were removed from this revised financial supplement as these companies are now included in discontinued operations.

Assurant, Inc.

Reconciliation of Adjusted Financial Metrics (New Page)

(Unaudited)

	2020												Twelve Months			Twelve Months
($ in millions, except per share amounts)	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
Segment net earned premiums, fees and other income(1)	$2,367.5	$(53.8)	$2,313.7	$2,348.2	$(51.9)	$2,296.3	$2,307.9	$(50.3)	$2,257.6	$2,500.7	$(53.4)	$2,447.3	$9,524.3	$(209.4)	$9,314.9	$9,328.8	$(200.9)	$9,127.9
Total segment revenues(1)	$2,507.9	$(125.5)	$2,382.4	$2,479.4	$(122.0)	$2,357.4	$2,438.6	$(120.4)	$2,318.2	$2,647.5	$(123.5)	$2,524.0	$10,073.4	$(491.4)	$9,582.0	$9,960.1	$(486.2)	$9,473.9
Net income from continuing operations	$134.5	$(15.4)	$119.1	$(34.9)	$122.9	$88.0	$173.5	$(8.8)	$164.7	$150.0	$(1.4)	$148.6	$423.1	$97.3	$520.4	$363.9	$(57.5)	$306.4
Net operating income, as adjusted(2)	$109.1	$(12.5)	$96.6	$84.8	$(15.4)	$69.4	$169.3	$(15.6)	$153.7	$163.1	$(14.6)	$148.5	$526.3	$(58.1)	$468.2	$533.0	$(60.7)	$472.3
Net operating income as adjusted, excluding reportable catastrophes(2)(3)	$136.4	$(12.5)	$123.9	$171.8	$(15.4)	$156.4	$179.3	$(15.6)	$163.7	$176.0	$(14.6)	$161.4	$663.5	$(58.1)	$605.4	$574.0	$(60.7)	$513.3

Per share:
Net income from continuing operations, per diluted share	$2.23	$(0.32)	$1.91	$(0.58)	$1.96	$1.38	$2.81	$(0.22)	$2.59	$2.43	$(0.11)	$2.32	$6.99	$1.23	$8.22	$5.84	$(1.28)	$4.56
Net operating income, as adjusted, per diluted share(2)	$1.82	$(0.20)	$1.62	$1.41	$(0.26)	$1.15	$2.75	$(0.25)	$2.50	$2.64	$(0.23)	$2.41	$8.63	$(0.92)	$7.71	$8.55	$(0.97)	$7.58
Net operating income, as adjusted, excluding reportable catastrophes, per diluted share(2)(3)	$2.26	$(0.20)	$2.06	$2.85	$(0.26)	$2.59	$2.90	$(0.24)	$2.66	$2.84	$(0.23)	$2.61	$10.80	$(0.92)	$9.88	$9.21	$(0.97)	$8.24

SHARE DATA:
Weighted average basic common shares outstanding	59,310,101	—	59,310,101	60,190,103	—	60,190,103	60,363,577	—	60,363,577	60,602,911	—	60,602,911	60,114,670	—	60,114,670	61,942,969	—	61,942,969

Incremental common shares from:
Performance share units and employee stock purchase plan(4)	387,292	—	387,292	—	235,619	235,619	206,362	—	206,362	327,840	—	327,840	363,343	—	363,343	370,499	—	370,499
Mandatory convertible preferred stock(5)	2,701,925	—	2,701,925	—	—	—	2,777,250	—	2,777,250	2,696,175	—	2,696,175	2,701,925	—	2,701,925	—	—	—

Weighted average diluted common shares outstanding	62,399,318	—	62,399,318	60,190,103	235,619	60,425,722	63,347,189	—	63,347,189	63,626,926	—	63,626,926	63,179,938	—	63,179,938	62,313,468	—	62,313,468

Segment net earned premiums, fees and other income(6)
Global Lifestyle	$1,817.0	—	$1,817.0	$1,805.0	—	$1,805.0	$1,768.7	—	$1,768.7	$1,946.9	—	$1,946.9	$7,337.6	—	$7,337.6	$7,094.2	—	$7,094.2
Global Housing	496.7	—	496.7	491.3	—	491.3	488.9	—	488.9	500.4	—	500.4	1,977.3	—	1,977.3	2,033.7	—	2,033.7
Global Preneed	53.8	(53.8)	—	51.9	(51.9)	—	50.3	(50.3)	—	53.4	(53.4)	—	209.4	(209.4)	—	200.9	(200.9)	—

Total	$2,367.5	$(53.8)	$2,313.7	$2,348.2	$(51.9)	$2,296.3	$2,307.9	$(50.3)	$2,257.6	$2,500.7	$(53.4)	$2,447.3	$9,524.3	$(209.4)	$9,314.9	$9,328.8	$(200.9)	$9,127.9

Segment net operating income, as adjusted(7)	$157.8	$(8.8)	$149.0	$132.9	$(13.2)	$119.7	$220.9	$(13.7)	$207.2	$207.4	$(12.3)	$195.1	$719.0	$(48.0)	$671.0	$720.2	$(52.2)	$668.0
Segment net operating margin(8)	6.7%	(0.3)%	6.4%	5.7%	(0.5)%	5.2%	9.6%	(0.4)%	9.2%	8.3%	(0.3)%	8.0%	7.5%	(0.3)%	7.2%	7.7%	(0.4)%	7.3%

(1)	Included Global Lifestyle, Global Housing and Global Preneed as originally reported. As adjusted, this excludes Global Preneed, which is now reflected in discontinued operations.
(2)	Refer to the Footnotes in Regulation G - Non GAAP Financial Measures for reconciliations of non-GAAP measures to the most comparable GAAP measure.
(3)

Represents reportable catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. Reportable catastrophes include individual Insurance Services Office (“ISO”) events greater than $5 million (pre-tax).

(4)

Upon adjusting 3Q 2020 for discontinued operations, the incremental common shares from performance share units and the employee stock purchase plan became dilutive. As reported in the financial supplement dated December 31, 2020 and published on February 9, 2021, these potentially dilutive securities were anti-dilutive and therefore, excluded from the weighted average diluted common shares outstanding.

(5)

Dilution for the mandatory convertible preferred stock is calculated based on the assumed conversion of the outstanding mandatory convertible preferred stock, using the average closing stock price for the period the shares were outstanding. Net income attributable to common stockholders per diluted share excludes the effect of shares of potentially dilutive securities which were anti-dilutive for the period. Accordingly, the numerator has not been increased by the amount of the preferred stock dividends in the periods in which the incremental common shares from mandatory convertible preferred stock were anti-dilutive.

(6)

Included net earned premiums, fees and other income of the Global Lifestyle, Global Housing and Global Preneed operating segments as originally reported. As adjusted, this excludes Global Preneed, which is now reflected in discontinued operations.

(7)

Included net operating income of the Global Lifestyle, Global Housing and Global Preneed operating segments as originally reported. As adjusted, this excludes Global Preneed, which is now reflected in discontinued operations. Segment net operating income is equal to GAAP segment net income.

(8)	Equals segment net operating income divided by segment net earned premiums, fees and other income.

Assurant, Inc.

Reconciliation of Consolidated Condensed Statements of Operations, As Adjusted (New Page)

(Unaudited)

	2020												Twelve Months			Twelve Months
($ in millions)	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
Revenues:
Net earned premiums	$2,119.7	$(17.5)	$2,102.2	$2,102.8	$(16.0)	$2,086.8	$2,036.4	$(15.1)	$2,021.3	$2,083.8	$(18.3)	$2,065.5	$8,342.7	$(66.9)	$8,275.8	$8,020.0	$(61.2)	$7,958.8
Fees and other income	248.4	(35.6)	212.8	245.9	(36.6)	209.3	271.5	(35.2)	236.3	416.9	(35.1)	381.8	1182.7	(142.5)	1040.2	1311.2	(139.7)	1171.5

Total net earned premiums, fees and other income	2,368.1	(53.1)	2,315.0	2,348.7	(52.6)	2,296.1	2,307.9	(50.3)	2,257.6	2,500.7	(53.4)	2,447.3	9,525.4	(209.4)	9,316.0	9,331.2	(200.9)	9,130.3
Net investment income	146.6	(73.3)	73.3	135.1	(71.8)	63.3	137.2	(71.8)	65.4	156.0	(72.4)	83.6	574.9	(289.3)	285.6	675.0	(291.8)	383.2
Net realized gains (losses) on investments	38.4	(8.7)	29.7	16.6	0.6	17.2	24.1	4.8	28.9	(95.3)	11.3	(84.0)	(16.2)	8.0	(8.2)	66.3	(9.3)	57.0
Amortization of deferred gains on disposal of businesses	2.0	(1.9)	0.1	2.1	(2.0)	0.1	2.4	(2.3)	0.1	4.2	(2.4)	1.8	10.7	(8.6)	2.1	14.3	(15.7)	(1.4)

Total revenues	2,555.1	(137.0)	2,418.1	2,502.5	(125.8)	2,376.7	2,471.6	(119.6)	2,352.0	2,565.6	(116.9)	2,448.7	10,094.8	(499.3)	9,595.5	10,086.8	(517.7)	9,569.1

Benefits, losses and expenses:
Policyholder benefits	640.4	(72.8)	567.6	709.6	(71.1)	638.5	592.1	(68.5)	523.6	607.2	(72.0)	535.2	2,549.3	(284.4)	2,264.9	2,654.7	(269.0)	2,385.7
Selling, underwriting, general and administrative expenses	1,704.5	(39.7)	1,664.8	1,633.7	(33.5)	1,600.2	1,621.5	(33.6)	1,587.9	1,822.3	(35.8)	1,786.5	6,782.0	(142.6)	6,639.4	6,572.6	(148.9)	6,423.7
Goodwill impairment	—	—	—	137.8	(137.8)	—	—	—	—	—	—	—	137.8	(137.8)		—	—	—
Iké net losses	—	—	—	—	—	—	4.5	—	4.5	1.4	—	1.4	5.9	—	5.9	163.0	—	163.0
Interest expense	26.8	—	26.8	25.5	—	25.5	26.7	—	26.7	25.5	—	25.5	104.5	—	104.5	110.6	—	110.6
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31.4	—	31.4

Total benefits, losses and expenses	2,371.7	(112.5)	2,259.2	2,506.6	(242.4)	2,264.2	2,244.8	(102.1)	2,142.7	2,456.4	(107.8)	2,348.6	9,579.5	(564.8)	9,014.7	9,532.3	(417.9)	9,114.4

Income from continuing operations before provision (benefit) for income taxes	183.4	(24.5)	158.9	(4.1)	116.6	112.5	226.8	(17.5)	209.3	109.2	(9.1)	100.1	515.3	65.5	580.8	554.5	(99.8)	454.7
Provision (benefit) for income taxes	44.4	(4.6)	39.8	26.4	(1.9)	24.5	48.4	(3.8)	44.6	(46.6)	(1.9)	(48.5)	72.6	(12.2)	60.4	167.7	(19.4)	148.3

Net income (loss) from continuing operations	139.0	(19.9)	119.1	(30.5)	118.5	88.0	178.4	(13.7)	164.7	155.8	(7.2)	148.6	442.7	77.7	520.4	386.8	(80.4)	306.4
Net Income (loss) from discontinued operations	—	19.9	19.9	—	(118.5)	(118.5)	—	13.7	13.7	—	7.2	7.2	—	(77.7)	(77.7)	—	80.4	80.4

Net income (loss)	139.0	—	139.0	(30.5)	—	(30.5)	178.4	—	178.4	155.8	—	155.8	442.7	—	442.7	386.8	—	386.8
Less: Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)

Net income (loss) attributable to stockholders	139.2	—	139.2	(30.2)	—	(30.2)	178.1	—	178.1	154.7	—	154.7	441.8	—	441.8	382.6	—	382.6
Less: Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net income (loss) attributable to common stockholders	$134.5	$—	$134.5	$(34.9)	$—	$(34.9)	$173.5	$—	$173.5	$150.0	$—	$150.0	$423.1	$—	$423.1	$363.9	$—	$363.9

Pre-tax income (loss) margin(1)	7.7%	(0.8)%	6.9%	(0.2)%	—%	(0.2)%	9.8%	—%	9.8%	4.4%	—%	4.4%	5.4%	0.8%	6.2%	5.9%	—%	5.9%
Net income (loss) from continuing operations margin(2)	5.7%	(0.6)%	5.1%	(1.5)%	5.3%	3.8%	7.5%	(0.2)%	7.3%	6.0%	0.1%	6.1%	4.4%	1.2%	5.6%	3.9%	(0.5)%	3.4%

Effective tax rate for net income from continuing operations	24.2%	0.8%	25.0%	(643.9)%	—%	(643.9)%	21.3%	—%	21.3%	(42.7)%	—%	(42.7)%	14.1%	(3.7)%	10.4%	30.2%	—%	30.2%

Investment yield(3)	3.71%	(0.87)%	2.84%	3.48%	(0.94)%	2.54%	3.62%	(0.86)%	2.76%	4.06%	(0.50)%	3.56%	3.71%	(0.80)%	2.91%	4.48%	(0.33)%	4.15%

Real estate joint venture partnerships income from sales and depreciation expense, pre-tax(3)	$(1.3)	$0.4	$(0.9)	$(2.0)	$0.4	$(1.6)	$(1.6)	0.4	$(1.2)	$(2.4)	0.5	$(1.9)	$(7.3)	1.7	$(5.6)	$11.1	(0.7)	$10.4

(1)	Equals income (loss) before provision (benefit) for income taxes divided by total net earned premiums, fees and other income.
(2)	Equals net income (loss) attibutable to common stockholders divided by total net earned premiums, fees and other income.
(3)	Excludes investment income attributable to non-controlling interests.

Total Corporate and Other

Reconciliation of Condensed Statements of Operations and Selected Data, As Adjusted (New Page)

(Unaudited)

	2020												Twelve Months			Twelve Months
($ in millions)	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
Revenues:
Net earned premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fees and other income	0.6	0.7	1.3	0.5	(0.7)	(0.2)	—	—	—	—	—	—	1.1	—	1.1	2.4	—	2.4
Net investment income	6.2	(1.6)	4.6	3.9	(1.7)	2.2	6.5	(1.7)	4.8	9.2	(2.3)	6.9	25.8	(7.3)	18.5	43.7	(6.5)	37.2
Net realized gains (losses) on investments	38.4	(8.7)	29.7	16.6	0.6	17.2	24.1	4.8	28.9	(95.3)	11.3	(84.0)	(16.2)	8.0	(8.2)	66.3	(9.3)	57.0
Amortization of deferred gains on disposal of businesses	2.0	(1.9)	0.1	2.1	(2.0)	0.1	2.4	(2.3)	0.1	4.2	(2.4)	1.8	10.7	(8.6)	2.1	14.3	(15.7)	(1.4)

Total revenues	47.2	(11.5)	35.7	23.1	(3.8)	19.3	33.0	0.8	33.8	(81.9)	6.6	(75.3)	21.4	(7.9)	13.5	126.7	(31.5)	95.2

Benefits, losses and expenses:
Policyholder benefits	(0.5)	—	(0.5)	0.3	—	0.3	0.1	—	0.1	0.3	—	0.3	0.2	—	0.2	—	—	—
Selling, underwriting, general and administrative expenses	39.9	2.6	42.5	29.2	0.7	29.9	58.3	0.8	59.1	49.9	0.1	50.0	177.3	4.2	181.5	194.0	3.3	197.3
Goodwill impairment	—	—	—	137.8	(137.8)		—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
Iké net losses	—	—	—	—	—	—	4.5	—	4.5	1.4	—	1.4	5.9	—	5.9	163.0	—	163.0
Interest expense	26.8	—	26.8	25.5	—	25.5	26.7	—	26.7	25.5	—	25.5	104.5	—	104.5	110.6	—	110.6
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	31.4	—	31.4

Total benefits, losses and expenses	66.2	2.6	68.8	192.8	(137.1)	55.7	89.6	0.8	90.4	77.1	0.1	77.2	425.7	(133.6)	292.1	499.0	3.3	502.3

Net loss from continuing operations before benefit for income taxes	(19.0)	(14.1)	(33.1)	(169.7)	133.3	(36.4)	(56.6)	—	(56.6)	(159.0)	6.5	(152.5)	(404.3)	125.7	(278.6)	(372.3)	(34.8)	(407.1)
Benefit for income taxes	(0.2)	(3.0)	(3.2)	(6.3)	1.6	(4.7)	(14.1)	—	(14.1)	(107.4)	1.4	(106.0)	(128.0)	—	(128.0)	(38.9)	(6.6)	(45.5)

Net loss from continuing operations	$(18.8)	$(11.1)	$(29.9)	$(163.4)	$131.7	$(31.7)	$(42.5)	$—	$(42.5)	$(51.6)	$5.1	$(46.5)	$(276.3)	$125.7	$(150.6)	$(333.4)	$(28.2)	$(361.6)

Corporate and Other Net Operating Loss Reconciliation(1)
Total Corporate and Other net loss from continuing operations	$(18.8)	$(11.1)	$(29.9)	$(163.4)	$131.7	$(31.7)	$(42.5)	$—	$(42.5)	$(51.6)	$5.1	$(46.5)	$(276.3)	$125.7	$(150.6)	$(333.4)	$(28.2)	$(361.6)
Adjustments, net of tax:
Interest expense	21.1	—	21.1	19.9	—	19.9	20.1	—	20.1	20.1	—	20.1	81.2	—	81.2	82.9	—	82.9
Net realized (gains) losses on investments	(30.5)	8.1	(22.4)	(13.0)	(0.5)	(13.5)	(18.9)	(3.8)	(22.7)	76.1	(8.9)	67.2	13.7	(5.1)	8.6	(54.5)	7.3	(47.2)
Global Preneed goodwill impairment	2.2	(2.2)	—	135.6	(135.6)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
COVID-19 direct and incremental expenses	4.2	—	4.2	(0.3)	—	(0.3)	15.2	(0.2)	15.0	2.4	(0.1)	2.3	21.5	(0.3)	21.2	—	—	—
CARES Act tax benefit	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Assurant Health runoff operations	(12.2)	—	(12.2)	(0.4)	—	(0.4)	(0.2)	—	(0.2)	0.1	—	0.1	(12.7)	—	(12.7)	(22.1)	—	(22.1)
Net charge related to Iké	—	—	—	—	—	—	3.5	—	3.5	5.8	—	5.8	9.3	—	9.3	163.9	—	163.9
Loss on extinguishment of debt and other related costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29.6	—	29.6
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)
Other adjustments(2)	10.9	1.5	12.4	(2.2)	2.2	—	1.3	2.1	3.4	8.0	1.6	9.6	18.0	7.4	25.4	52.2	12.4	64.6

Corporate and Other net operating loss, as adjusted	$(22.9)	$(3.7)	$(26.6)	$(23.5)	$(2.2)	$(25.7)	$(26.9)	$(1.9)	$(28.8)	$(19.5)	$(2.3)	$(21.8)	$(92.8)	$(10.1)	$(102.9)	$(85.6)	$(8.5)	$(94.1)

(1)	See Footnote (7) in Regulation G - Non GAAP Financial Measures.
(2)	Refer to Footnote (1) in the Regulation G - Non GAAP Financial Measures for detail of what is included in other adjustments.

Assurant, Inc.

Reconciliation of Segment Condensed Balance Sheets, As Adjusted (New Page)

(Unaudited)

	Reported					Impact of Discontinued Operations					Adjusted
	As of December 31, 2020					As of December 31, 2020					As of December 31, 2020
	Global Lifestyle	Global Housing	Global Preneed	Total Corporate and Other(1)	Consolidated	Global Lifestyle	Global Housing	Global Preneed	Total Corporate and Other(1)	Consolidated	Global Lifestyle	Global Housing	Global Preneed	Total Corporate and Other(1)	Consolidated
($ in millions)
Assets
Investments and cash and cash equivalents	$6,725.4	$2,248.6	$6,076.8	$2,857.2	$17,908.0	$—	$—	$(6,076.8)	$(1,400.8)	$(7,477.6)	$6,725.4	$2,248.6	$—	$1,456.4	$10,430.4
Reinsurance recoverables(2)	4,593.7	694.8	69.1	4,482.3	9,839.9	—	—	(69.1)	(3,165.4)	(3,234.5)	4,593.7	694.8	—	1,316.9	6,605.4
Deferred acquisition costs	7,236.0	152.2	1,283.0	(1,097.7)	7,573.5	—	—	(1,283.0)	1,097.5	(185.5)	7,236.0	152.2	—	(0.2)	7,388.0
Goodwill	2,209.8	379.5	—	—	2,589.3	—	—	—	—	—	2,209.8	379.5	—	—	2,589.3
Value of business acquired	1,152.2	—	4.3	—	1,156.5	—	—	(4.3)	—	(4.3)	1,152.2	—	—	—	1,152.2
Assets held in separate accounts	—	—	165.5	2,022.8	2,188.3	—	—	(165.5)	(2,011.3)	(2,176.8)	—	—	—	11.5	11.5
Other assets	2,443.7	539.2	28.3	383.2	3,394.4	—	—	(28.3)	(111.7)	(140.0)	2,443.7	539.2	—	271.5	3,254.4
Assets of discontinued operations	—	—	—	—	—	—	—	—	13,218.7	13,218.7	—	—	—	13,218.7	13,218.7

Total assets	$24,360.8	$4,014.3	$7,627.0	$8,647.8	$44,649.9	$—	$—	$(7,627.0)	$7,627.0	$—	$24,360.8	$4,014.3	$—	$16,274.8	$44,649.9

Liabilities
Policyholder benefits and claims payable(2)	$819.6	$651.9	$6,620.2	$4,629.8	$12,721.5	$—	$—	$(6,620.2)	$(3,132.5)	$(9,752.7)	$819.6	$651.9	$—	$1,497.3	$2,968.8
Unearned premiums	15,818.0	1,467.4	566.4	(543.8)	17,308.0	—	—	(566.4)	551.5	(14.9)	15,818.0	1,467.4	—	7.7	17,293.1
Debt	—	—	—	2,252.9	2,252.9	—	—	—	—	—	—	—	—	2,252.9	2,252.9
Liabilities related to separate accounts	—	—	165.5	2,022.8	2,188.3	—	—	(165.5)	(2011.3)	(2176.8)	—	—	—	11.5	11.5
Accounts payable and other liabilities	3,205.7	379.9	(24.1)	662.9	4,224.4	—	—	24.1	(191.0)	(166.9)	3,205.7	379.9	—	471.9	4,057.5
Liabilities of discontinued operations	—	—	—	—	—	—	—	—	12,111.3	12,111.3	—	—	—	12,111.3	12,111.3

Total liabilities	19,843.3	2,499.2	7,328.0	9,024.6	38,695.1	—	—	(7,328.0)	7,328.0	—	19,843.3	2,499.2	—	16,352.6	38,695.1

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	4,517.5	1,515.1	299.0	(1,090.0)	5,241.6	—	—	(299.0)	299.0	—	4,517.5	1,515.1	—	(791.0)	5,241.6
Accumulated other comprehensive income	—	—	—	709.8	709.8	—	—	—	—	—	—	—	—	709.8	709.8

Total Assurant, Inc. stockholders’ equity	4,517.5	1,515.1	299.0	(380.2)	5,951.4	—	—	(299.0)	299.0	—	4,517.5	1,515.1	—	(81.2)	5,951.4
Non-controlling interest	—	—	—	3.4	3.4	—	—	—	—	—	—	—	—	3.4	3.4

Total equity	4,517.5	1,515.1	299.0	(376.8)	5,954.8	—	—	(299.0)	299.0	—	4,517.5	1,515.1	—	(77.8)	5,954.8

Total liabilities and equity	$24,360.8	$4,014.3	$7,627.0	$8,647.8	$44,649.9	$—	$—	$(7,627.0)	$7,627.0	$—	$24,360.8	$4,014.3	$—	$16,274.8	$44,649.9

(1)

Total Corporate and Other includes all accumulated other comprehensive income, reinsurance recoverables and separate accounts related to the sale of businesses by reinsurance. Additionally, the Total Corporate and Other segment includes amounts related to the Assurant Health business, which is in runoff.

(2)

Global Housing’s reinsurance recoverables and policyholder benefits and claims payable as of December 31, 2020 and December 31, 2019 include $96 million and $87 million, respectively, of balances ceded to the U.S. government. Assurant acts as an administrator for the U.S. government under the voluntary National Flood Insurance Program.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance. Assurant’s non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Net Operating Income: Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income from continuing operations, excluding Global Preneed goodwill impairment, net realized gains (losses) on investments (which includes unrealized gains (losses) on equity securities and changes in fair value of direct investments in collateralized loan obligations), COVID-19 direct and incremental expenses, the CARES Act tax benefit, foreign exchange gains (losses) from remeasurement of monetary assets and liabilities, the net charge related to Iké, as well as other highly variable or unusual items other than reportable catastrophes. The Company believes net operating income provides investors with a valuable measure of the performance of the Company’s ongoing business because the excluded items do not represent the ongoing operations of the Company. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

($ in millions)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders	$134.5	$—	$134.5	$(34.9)	$—	$(34.9)	$173.5	$—	$173.5	$150.0	$—	$150.0	$423.1	$—	$423.1	$363.9	$—	$363.9
Less: Net (income) loss from discontinued operations	—	(19.9)	(19.9)	—	118.5	118.5	—	(13.7)	(13.7)	—	(7.2)	(7.2)	—	77.7	77.7	—	(80.4)	(80.4)
Add: Net (loss) income attributable to non-controlling interests	(0.2)	—	(0.2)	(0.3)	—	(0.3)	0.3	—	0.3	1.1	—	1.1	0.9	—	0.9	4.2	—	4.2
Add: Preferred stock dividends	4.7	—	4.7	4.7	—	4.7	4.6	—	4.6	4.7	—	4.7	18.7	—	18.7	18.7	—	18.7

GAAP net income from continuing operations	139.0	(19.9)	119.1	(30.5)	118.5	88.0	178.4	(13.7)	164.7	155.8	(7.2)	148.6	442.7	77.7	520.4	386.8	(80.4)	306.4

Adjustments, net of tax:
Net realized (gains) losses on investments(1)	(30.5)	8.1	(22.4)	(13.0)	(0.5)	(13.5)	(18.9)	(3.8)	(22.7)	76.1	(8.9)	67.2	13.7	(5.1)	8.6	(54.5)	7.3	(47.2)
Global Preneed goodwill impairment	2.2	(2.2)	—	135.6	(135.6)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
COVID-19 direct and incremental expenses	4.2	—	4.2	(0.3)	—	(0.3)	15.2	(0.2)	15.0	2.4	(0.1)	2.3	21.5	(0.3)	21.2	—	—	—
CARES Act tax benefit	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Assurant Health runoff operations(2)	(12.2)	—	(12.2)	(0.4)	—	(0.4)	(0.2)	—	(0.2)	0.1	—	0.1	(12.7)	—	(12.7)	(22.1)	—	(22.1)
Net charge related to Iké(3)	—	—	—	—	—	—	3.5	—	3.5	5.8	—	5.8	9.3	—	9.3	163.9	—	163.9
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29.6	—	29.6
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(1.6)	1.5	(0.1)	(1.7)	1.6	(0.1)	(1.9)	1.8	(0.1)	(3.3)	1.9	(1.4)	(8.5)	6.8	(1.7)	(11.3)	12.4	1.1
Acquisition integration expenses	8.7	—	8.7	4.1	—	4.1	3.3	—	3.3	2.6	—	2.6	18.7	—	18.7	22.8	—	22.8
Foreign exchange related losses(5)	2.7	—	2.7	2.4	—	2.4	2.2	—	2.2	3.3	(0.1)	3.2	10.6	(0.1)	10.5	18.2	—	18.2
Current expected credit losses for businesses in runoff	0.1	—	0.1	(0.1)	—	(0.1)	—	0.3	0.3	2.7	(0.2)	2.5	2.7	0.1	2.8	—	—	—
Gain related to benefit plan activity	(3.5)	—	(3.5)	(3.9)	—	(3.9)	(3.3)	—	(3.3)	(1.5)	—	(1.5)	(12.2)	—	(12.2)	(4.4)	—	(4.4)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12.2	—	12.2
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7.5	—	7.5
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5.8	—	5.8
State tax for AEB sale	—	—	—	2.9	—	2.9	—	—	—	—	—	—	2.9	—	2.9	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(6)	—	—	—	(7.5)	0.6	(6.9)	1.3	—	1.3	—	—	—	(6.2)	0.6	(5.6)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment	(1.3)	—	(1.3)	—	—	—	—	—	—	—	—	—	(1.3)	—	(1.3)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	5.8	—	5.8	1.6	—	1.6	(0.3)	—	(0.3)	4.2	—	4.2	11.3	—	11.3	1.4	—	1.4
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income	$109.1	$(12.5)	$96.6	$84.8	$(15.4)	$69.4	$169.3	$(15.6)	$153.7	$163.1	$(14.6)	$148.5	$526.3	$(58.1)	$468.2	$533.0	$(60.7)	$472.3

Global Lifestyle	$87.9	$—	$87.9	$106.6	$—	$106.6	$121.8	$—	$121.8	$120.9	$—	$120.9	$437.2	$—	$437.2	$409.3	$—	$409.3
Global Housing	61.1	—	61.1	13.1	—	13.1	85.4	—	85.4	74.2	—	74.2	233.8	—	233.8	258.7	—	258.7
Global Preneed	8.8	(8.8)	—	13.2	(13.2)	—	13.7	(13.7)	—	12.3	(12.3)	—	48.0	(48.0)	—	52.2	(52.2)	—
Corporate and Other	(22.9)	(3.7)	(26.6)	(23.5)	(2.2)	(25.7)	(26.9)	(1.9)	(28.8)	(19.5)	(2.3)	(21.8)	(92.8)	(10.1)	(102.9)	(85.6)	(8.5)	(94.1)
Interest expense	(21.1)	—	(21.1)	(19.9)	—	(19.9)	(20.1)	—	(20.1)	(20.1)	—	(20.1)	(81.2)	—	(81.2)	(82.9)	—	(82.9)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income	$109.1	$(12.5)	$96.6	$84.8	$(15.4)	$69.4	$169.3	$(15.6)	$153.7	$163.1	$(14.6)	$148.5	$526.3	$(58.1)	$468.2	$533.0	$(60.7)	$472.3

(1)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(5)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(6)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

Regulation G – Non GAAP Financial Measures

(1 - Continued) Net Operating Income: Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income from continuing operations, excluding Global Preneed goodwill impairment, net realized gains (losses) on investments (which includes unrealized gains (losses) on equity securities and changes in fair value of direct investments in collateralized loan obligations), COVID-19 direct and incremental expenses, the CARES Act tax benefit, foreign exchange gains (losses) from remeasurement of monetary assets and liabilities, the net charge related to Iké, as well as other highly variable or unusual items other than reportable catastrophes. The Company believes net operating income provides investors with a valuable measure of the performance of the Company’s ongoing business because the excluded items do not represent the ongoing operations of the Company. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

	2020												Twelve Months Ended December 31,
($ in millions)	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders	$134.5	$—	$134.5	$(34.9)	$—	$(34.9)	$173.5	$—	$173.5	$150.0	$—	$150.0	$423.1	$—	$423.1	$363.9	$—	$363.9
Less: Net (income) loss from discontinued operations	—	(19.9)	(19.9)	—	118.5	118.5	—	(13.7)	(13.7)	—	(7.2)	(7.2)	—	77.7	77.7	—	(80.4)	(80.4)
Add: Net (loss) income attributable to non-controlling interests	(0.2)	—	(0.2)	(0.3)	—	(0.3)	0.3	—	0.3	1.1	—	1.1	0.9	—	0.9	4.2	—	4.2
Add: Preferred stock dividends	4.7	—	4.7	4.7	—	4.7	4.6	—	4.6	4.7	—	4.7	18.7	—	18.7	18.7	—	18.7

GAAP net income from continuing operations	139.0	(19.9)	119.1	(30.5)	118.5	88.0	178.4	(13.7)	164.7	155.8	(7.2)	148.6	442.7	77.7	520.4	386.8	(80.4)	306.4

Adjustments, pre-tax:
Net realized (gains) losses on investments(1)	(38.3)	8.7	(29.6)	(16.5)	(0.6)	(17.1)	(24.1)	(4.8)	(28.9)	96.3	(11.3)	85.0	17.4	(8.0)	9.4	(66.3)	9.3	(57.0)
Global Preneed goodwill impairment	—	—	—	137.8	(137.8)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
COVID-19 direct and incremental expenses	5.3	—	5.3	(0.4)	—	(0.4)	19.2	(0.3)	18.9	3.1	(0.1)	3.0	27.2	(0.4)	26.8	—	—	—
CARES Act tax benefit (after-tax)	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Assurant Health runoff operations(2)	(15.5)	—	(15.5)	(0.5)	—	(0.5)	(0.2)	—	(0.2)	0.1	—	0.1	(16.1)	—	(16.1)	(28.0)	—	(28.0)
Net charge related to Iké(3)	—	—	—	—	—	—	4.5	—	4.5	1.4	—	1.4	5.9	—	5.9	163.0	—	163.0
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37.4	—	37.4
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(2.0)	1.9	(0.1)	(2.1)	2.0	(0.1)	(2.4)	2.3	(0.1)	(4.2)	2.4	(1.8)	(10.7)	8.6	(2.1)	(14.3)	15.7	1.4
Acquisition integration expenses	9.6	—	9.6	5.2	—	5.2	4.0	—	4.0	3.3	—	3.3	22.1	—	22.1	28.1	—	28.1
Foreign exchange related losses(5)	2.9	—	2.9	2.7	—	2.7	2.4	—	2.4	3.7	(0.2)	3.5	11.7	(0.2)	11.5	18.2	—	18.2
Current expected credit losses for businesses in runoff	0.1	—	0.1	(0.2)	—	(0.2)	—	0.3	0.3	3.4	(0.3)	3.1	3.3	—	3.3	—	—	—
Gain related to benefit plan activity	(4.5)	—	(4.5)	(4.9)	—	(4.9)	(4.3)	—	(4.3)	(1.9)	—	(1.9)	(15.6)	—	(15.6)	(5.6)	—	(5.6)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15.6	—	15.6
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9.6	—	9.6
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7.3	—	7.3
State tax for AEB sale (after-tax)	—	—	—	2.9	—	2.9	—	—	—	—	—	—	2.9	—	2.9	—	—	—
Net loss (gain) from deconsolidation of consolidated investment entities(6)	—	0.1	0.1	(9.4)	0.7	(8.7)	1.6	—	1.6	—	—	—	(7.8)	0.8	(7.0)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	(1.3)	—	(1.3)	—	—	—	—	—	—	—	—	—	(1.3)	—	(1.3)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	7.5	—	7.5	2.2	—	2.2	(0.6)	—	(0.6)	5.2	—	5.2	14.3	—	14.3	1.8	—	1.8
Provision (benefit) for income taxes	10.8	(3.3)	7.5	2.9	1.8	4.7	0.8	0.6	1.4	(18.0)	2.1	(15.9)	(3.5)	1.2	(2.3)	2.3	(5.3)	(3.0)

Total adjustments, after-tax	(25.4)	7.4	(18.0)	119.7	(133.9)	(14.2)	(4.2)	(1.9)	(6.1)	13.1	(7.4)	5.7	103.2	(135.8)	(32.6)	169.1	19.7	188.8
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income	$109.1	$(12.5)	$96.6	$84.8	$(15.4)	$69.4	$169.3	$(15.6)	$153.7	$163.1	$(14.6)	$148.5	$526.3	$(58.1)	$468.2	$533.0	$(60.7)	$472.3

Global Lifestyle	$87.9	$—	$87.9	$106.6	$—	$106.6	$121.8	$—	$121.8	$120.9	$—	$120.9	$437.2	$—	$437.2	$409.3	$—	$409.3
Global Housing	61.1	—	61.1	13.1	—	13.1	85.4	—	85.4	74.2	—	74.2	233.8	—	233.8	258.7	—	258.7
Global Preneed	8.8	(8.8)	—	13.2	(13.2)	—	13.7	(13.7)	—	12.3	(12.3)	—	48.0	(48.0)	—	52.2	(52.2)	—
Corporate and Other	(22.9)	(3.7)	(26.6)	(23.5)	(2.2)	(25.7)	(26.9)	(1.9)	(28.8)	(19.5)	(2.3)	(21.8)	(92.8)	(10.1)	(102.9)	(85.6)	(8.5)	(94.1)
Interest expense	(21.1)	—	(21.1)	(19.9)	—	(19.9)	(20.1)	—	(20.1)	(20.1)	—	(20.1)	(81.2)	—	(81.2)	(82.9)	—	(82.9)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income	$109.1	$(12.5)	$96.6	$84.8	$(15.4)	$69.4	$169.3	$(15.6)	$153.7	$163.1	$(14.6)	$148.5	$526.3	$(58.1)	$468.2	$533.0	$(60.7)	$472.3

(1)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(5)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(6)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

Regulation G – Non GAAP Financial Measures

(2) Net Operating Income, Excluding Reportable Catastrophes: Assurant uses net operating income (defined above), excluding reportable catastrophes (which represents catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums), as another important measure of the Company’s operating performance. The Company believes this metric provides investors with a valuable measure of the performance of the Company’s ongoing business because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

($ in millions)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders	$134.5	$—	$134.5	$(34.9)	$—	$(34.9)	$173.5	$—	$173.5	$150.0	$—	$150.0	$423.1	$—	$423.1	$363.9	$—	$363.9
Less: Net (income) loss from discontinued operations	—	(19.9)	(19.9)	—	118.5	118.5	—	(13.7)	(13.7)	—	(7.2)	(7.2)	—	77.7	77.7	—	(80.4)	(80.4)
Add: Net (loss) income attributable to non-controlling interests	(0.2)	—	(0.2)	(0.3)	—	(0.3)	0.3	—	0.3	1.1	—	1.1	0.9	—	0.9	4.2	—	4.2
Add: Preferred stock dividends	4.7	—	4.7	4.7	—	4.7	4.6	—	4.6	4.7	—	4.7	18.7	—	18.7	18.7	—	18.7

GAAP net income from continuing operations	139.0	(19.9)	119.1	(30.5)	118.5	88.0	178.4	(13.7)	164.7	155.8	(7.2)	148.6	442.7	77.7	520.4	386.8	(80.4)	306.4

Adjustments, net of tax:
Net realized (gains) losses on investments(1)	(30.5)	8.1	(22.4)	(13.0)	(0.5)	(13.5)	(18.9)	(3.8)	(22.7)	76.1	(8.9)	67.2	13.7	(5.1)	8.6	(54.5)	7.3	(47.2)
Global Preneed goodwill impairment	2.2	(2.2)	—	135.6	(135.6)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
Reportable catastrophes	27.3	—	27.3	87.0	—	87.0	10.0	—	10.0	12.9	—	12.9	137.2	—	137.2	41.0	—	41.0
COVID-19 direct and incremental expenses	4.2	—	4.2	(0.3)	—	(0.3)	15.2	(0.2)	15.0	2.4	(0.1)	2.3	21.5	(0.3)	21.2	—	—	—
CARES Act tax benefit	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Assurant Health runoff operations(2)	(12.2)	—	(12.2)	(0.4)	—	(0.4)	(0.2)	—	(0.2)	0.1	—	0.1	(12.7)	—	(12.7)	(22.1)	—	(22.1)
Net charge related to Iké(3)	—	—	—	—	—	—	3.5	—	3.5	5.8	—	5.8	9.3	—	9.3	163.9	—	163.9
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29.6	—	29.6
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(1.6)	1.5	(0.1)	(1.7)	1.6	(0.1)	(1.9)	1.8	(0.1)	(3.3)	1.9	(1.4)	(8.5)	6.8	(1.7)	(11.3)	12.4	1.1
Acquisition integration expenses	8.7	—	8.7	4.1	—	4.1	3.3	—	3.3	2.6	—	2.6	18.7	—	18.7	22.8	—	22.8
Foreign exchange related losses(5)	2.7	—	2.7	2.4	—	2.4	2.2	—	2.2	3.3	(0.1)	3.2	10.6	(0.1)	10.5	18.2	—	18.2
Current expected credit losses for businesses in runoff	0.1	—	0.1	(0.1)	—	(0.1)	—	0.3	0.3	2.7	(0.2)	2.5	2.7	0.1	2.8	—	—	—
Gain related to benefit plan activity	(3.5)	—	(3.5)	(3.9)	—	(3.9)	(3.3)	—	(3.3)	(1.5)	—	(1.5)	(12.2)	—	(12.2)	(4.4)	—	(4.4)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	12.2	—	12.2
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7.5	—	7.5
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5.8	—	5.8
State tax for AEB sale	—	—	—	2.9	—	2.9	—	—	—	—	—	—	2.9	—	2.9	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(6)	—	—	—	(7.5)	0.6	(6.9)	1.3	—	1.3	—	—	—	(6.2)	0.6	(5.6)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment	(1.3)	—	(1.3)	—	—	—	—	—	—	—	—	—	(1.3)	—	(1.3)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	5.8	—	5.8	1.6	—	1.6	(0.3)	—	(0.3)	4.2	—	4.2	11.3	—	11.3	1.4	—	1.4
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income, excluding reportable catastrophes	$136.4	$(12.5)	$123.9	$171.8	$(15.4)	$156.4	$179.3	$(15.6)	$163.7	$176.0	$(14.6)	$161.4	$663.5	$(58.1)	$605.4	$574.0	$(60.7)	$513.3

Global Lifestyle(7)	$87.9	$—	$87.9	$106.6	$—	$106.6	$121.7	$—	$121.7	$121.0	$—	$121.0	$437.2	$—	$437.2	$409.4	$—	$409.4
Global Housing, excluding reportable catastrophes	88.4	—	88.4	100.1	—	100.1	95.5	—	95.5	87.0	—	87.0	371.0	—	371.0	299.6	—	299.6
Global Preneed	8.8	(8.8)	—	13.2	(13.2)	—	13.7	(13.7)	—	12.3	(12.3)	—	48.0	(48.0)	—	52.2	(52.2)	—
Corporate and Other	(22.9)	(3.7)	(26.6)	(23.5)	(2.2)	(25.7)	(26.9)	(1.9)	(28.8)	(19.5)	(2.3)	(21.8)	(92.8)	(10.1)	(102.9)	(85.6)	(8.5)	(94.1)
Interest expense	(21.1)	—	(21.1)	(19.9)	—	(19.9)	(20.1)	—	(20.1)	(20.1)	—	(20.1)	(81.2)	—	(81.2)	(82.9)	—	(82.9)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income, excluding reportable catastrophes	$136.4	$(12.5)	$123.9	$171.8	$(15.4)	$156.4	$179.3	$(15.6)	$163.7	$176.0	$(14.6)	$161.4	$663.5	$(58.1)	$605.4	$574.0	$(60.7)	$513.3

(1)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(5)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(6)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

(7)

2Q 2020 and Twelve Months 2019 exclude benefits of $0.2 million pre-tax ($0.1 million after-tax) and $0.1 million pre-tax ($0.1 million after-tax), respectively, related to prior period reportable catastrophes. 1Q 2020 excludes losses of $0.2 million pre-tax ($0.1 million after-tax).

Regulation G – Non GAAP Financial Measures

(2 - Continued) Net Operating Income, Excluding Reportable Catastrophes: Assurant uses net operating income (defined above), excluding reportable catastrophes (which represents catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums), as another important measure of the Company’s operating performance. The Company believes this metric provides investors a valuable measure of the performance of the Company’s ongoing business because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

	2020												Twelve Months Ended December 31,
($ in millions)	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders	$134.5	$—	$134.5	$(34.9)	$—	$(34.9)	$173.5	$—	$173.5	$150.0	$—	$150.0	$423.1	$—	$423.1	$363.9	$—	$363.9
Less: Net (income) loss from discontinued operations	—	(19.9)	(19.9)	—	118.5	118.5	—	(13.7)	(13.7)	—	(7.2)	(7.2)	—	77.7	77.7	—	(80.4)	(80.4)
Add: Net (loss) income attributable to non-controlling interests	(0.2)	—	(0.2)	(0.3)	—	(0.3)	0.3	—	0.3	1.1	—	1.1	0.9	—	0.9	4.2	—	4.2
Add: Preferred stock dividends	4.7	—	4.7	4.7	—	4.7	4.6	—	4.6	4.7	—	4.7	18.7	—	18.7	18.7	—	18.7

GAAP net income from continuing operations	139.0	(19.9)	119.1	(30.5)	118.5	88.0	178.4	(13.7)	164.7	155.8	(7.2)	148.6	442.7	77.7	520.4	386.8	(80.4)	306.4

Adjustments, pre-tax:
Net realized (gains) losses on investments(1)	(38.3)	8.7	(29.6)	(16.5)	(0.6)	(17.1)	(24.1)	(4.8)	(28.9)	96.3	(11.3)	85.0	17.4	(8.0)	9.4	(66.3)	9.3	(57.0)
Global Preneed goodwill impairment	—	—	—	137.8	(137.8)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
Reportable catastrophes	34.7	—	34.7	110.1	—	110.1	12.6	—	12.6	16.3	—	16.3	173.7	—	173.7	51.8	—	51.8
COVID-19 direct and incremental expenses	5.3	—	5.3	(0.4)	—	(0.4)	19.2	(0.3)	18.9	3.1	(0.1)	3.0	27.2	(0.4)	26.8	—	—	—
CARES Act tax benefit (after-tax)	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Assurant Health runoff operations(2)	(15.5)	—	(15.5)	(0.5)	—	(0.5)	(0.2)	—	(0.2)	0.1	—	0.1	(16.1)	—	(16.1)	(28.0)	—	(28.0)
Net charge related to Iké(3)	—	—	—	—	—	—	4.5	—	4.5	1.4	—	1.4	5.9	—	5.9	163.0	—	163.0
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37.4	—	37.4
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(2.0)	1.9	(0.1)	(2.1)	2.0	(0.1)	(2.4)	2.3	(0.1)	(4.2)	2.4	(1.8)	(10.7)	8.6	(2.1)	(14.3)	15.7	1.4
Acquisition integration expenses	9.6	—	9.6	5.2	—	5.2	4.0	—	4.0	3.3	—	3.3	22.1	—	22.1	28.1	—	28.1
Foreign exchange related losses(5)	2.9	—	2.9	2.7	—	2.7	2.4	—	2.4	3.7	(0.2)	3.5	11.7	(0.2)	11.5	18.2	—	18.2
Current expected credit losses for businesses in runoff	0.1	—	0.1	(0.2)	—	(0.2)	—	0.3	0.3	3.4	(0.3)	3.1	3.3	—	3.3	—	—	—
Gain related to benefit plan activity	(4.5)	—	(4.5)	(4.9)	—	(4.9)	(4.3)	—	(4.3)	(1.9)	—	(1.9)	(15.6)	—	(15.6)	(5.6)	—	(5.6)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15.6	—	15.6
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9.6	—	9.6
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7.3	—	7.3
State tax for AEB sale (after-tax)	—	—	—	2.9	—	2.9	—	—	—	—	—	—	2.9	—	2.9	—	—	—
Net (loss) gain from deconsolidation of consolidated investment entities(6)	—	0.1	0.1	(9.4)	0.7	(8.7)	1.6	—	1.6	—	—	—	(7.8)	0.8	(7.0)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	(1.3)	—	(1.3)	—	—	—	—	—	—	—	—	—	(1.3)	—	(1.3)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	7.5	—	7.5	2.2	—	2.2	(0.6)	—	(0.6)	5.2	—	5.2	14.3	—	14.3	1.8	—	1.8
(Provision) benefit for income taxes	3.4	(3.3)	0.1	(20.2)	1.8	(18.4)	(1.8)	0.6	(1.2)	(21.4)	2.1	(19.3)	(40.0)	1.2	(38.8)	(8.5)	(5.3)	(13.8)

Total adjustments, after-tax	1.9	7.4	9.3	206.7	(133.9)	72.8	5.8	(1.9)	3.9	26.0	(7.4)	18.6	240.4	(135.8)	104.6	210.1	19.7	229.8
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income, excluding reportable catastrophes	$136.4	$(12.5)	$123.9	$171.8	$(15.4)	$156.4	$179.3	$(15.6)	$163.7	$176.0	$(14.6)	$161.4	$663.5	$(58.1)	$605.4	$574.0	$(60.7)	$513.3

Global Lifestyle(7)	$87.9	$—	$87.9	$106.6	$—	$106.6	$121.7	$—	$121.7	$121.0	$—	$121.0	$437.2	$—	$437.2	$409.4	$—	$409.4
Global Housing, excluding reportable catastrophes	88.4	—	88.4	100.1	—	100.1	95.5	—	95.5	87.0	—	87.0	371.0	—	371.0	299.6	—	299.6
Global Preneed	8.8	(8.8)	—	13.2	(13.2)	—	13.7	(13.7)	—	12.3	(12.3)	—	48.0	(48.0)	—	52.2	(52.2)	—
Corporate and Other	(22.9)	(3.7)	(26.6)	(23.5)	(2.2)	(25.7)	(26.9)	(1.9)	(28.8)	(19.5)	(2.3)	(21.8)	(92.8)	(10.1)	(102.9)	(85.6)	(8.5)	(94.1)
Interest expense	(21.1)	—	(21.1)	(19.9)	—	(19.9)	(20.1)	—	(20.1)	(20.1)	—	(20.1)	(81.2)	—	(81.2)	(82.9)	—	(82.9)
Preferred stock dividends	(4.7)	—	(4.7)	(4.7)	—	(4.7)	(4.6)	—	(4.6)	(4.7)	—	(4.7)	(18.7)	—	(18.7)	(18.7)	—	(18.7)

Net operating income, excluding reportable catastrophes	$136.4	$(12.5)	$123.9	$171.8	$(15.4)	$156.4	$179.3	$(15.6)	$163.7	$176.0	$(14.6)	$161.4	$663.5	$(58.1)	$605.4	$574.0	$(60.7)	$513.3

(1)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(5)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(6)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

(7)

2Q 2020 and Twelve Months 2019 exclude benefits of $0.2 million pre-tax ($0.1 million after-tax) and $0.1 million pre-tax ($0.1 million after-tax), respectively, related to prior period reportable catastrophes. 1Q 2020 excludes losses of $0.2 million pre-tax ($0.1 million after-tax).

Regulation G – Non GAAP Financial Measures

(3) Adjusted EBITDA: Assurant defines Adjusted EBITDA as net operating income (defined above), excluding interest expense, provision (benefit) for income taxes, depreciation expense and amortization of purchased intangible assets. Amortization of purchased intangible assets is excluded from this non-GAAP measure of performance because the Company believes it (i) enhances management’s and investors’ ability to analyze the ongoing operations of our businesses and (ii) facilitates comparisons of our operating performance over multiple periods, as the amortization expense associated with purchased intangible assets may fluctuate from period to period based on the timing, size, nature and number of acquisitions. Although we exclude amortization of purchased intangible assets from Adjusted EBITDA, revenue generated from such intangible assets is included within the revenue in determining Adjusted EBITDA. The Company believes Adjusted EBITDA provides investors with a valuable measure of the Company’s performance, including underlying profitability and ongoing operations, and reflects its ongoing shift to more service-oriented, fee-based businesses. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

Refer to page 3 for a reconciliation of Adjusted EBITDA to net income from continuing operations.

(4) Adjusted EBITDA, Excluding Reportable Catastrophes: Assurant uses Adjusted EBITDA (defined above), excluding reportable catastrophes (defined above), as another important measure of the Company’s performance The Company believes Adjusted EBITDA, excluding reportable catastrophes, provides investors with a valuable measure of the Company’s performance, including underlying profitability and ongoing operations, and reflects its ongoing shift to more service-oriented, fee-based businesses. It also excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

($ in millions)	2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2020	2019
GAAP net income (loss) attributable to common stockholders	$134.5	$(34.9)	$173.5	$150.0	$423.1	$363.9
Less: Net (income) loss from discontinued operations	(19.9)	118.5	(13.7)	(7.2)	77.7	(80.4)
Add: Net (loss) income attributable to non-controlling interests	(0.2)	(0.3)	0.3	1.1	0.9	4.2
Add: Preferred stock dividends	4.7	4.7	4.6	4.7	18.7	18.7

GAAP net income from continuing operations	119.1	88.0	164.7	148.6	520.4	306.4
Less:
Interest expense	26.8	25.5	26.7	25.5	104.5	110.6
Provision (benefit) for income taxes	39.8	24.5	44.6	(48.5)	60.4	148.3
Depreciation expense	15.5	13.9	14.3	12.4	56.1	51.8
Amortization of purchased intangible assets	16.7	12.5	12.3	11.2	52.7	40.3
Adjustments, pre-tax:
Net realized (gains) losses on investments(1)	(29.6)	(17.1)	(28.9)	85.0	9.4	(57.0)
Reportable catastrophes	34.7	110.1	12.6	16.3	173.7	51.8
COVID-19 direct and incremental expenses	5.3	(0.6)	17.5	3.0	25.2	—
Assurant Health runoff operations(2)	(15.5)	(0.5)	(0.2)	0.1	(16.1)	(28.0)
Net charge related to Iké(3)	—	—	4.5	1.4	5.9	163.0
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	31.8
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(0.1)	(0.1)	(0.1)	(1.8)	(2.1)	1.4
Acquisition integration expenses	8.4	4.2	3.1	2.3	18.0	24.4
Foreign exchange related losses(5)	2.9	2.7	2.4	3.5	11.5	18.2
Current expected credit losses for businesses in runoff	0.1	(0.2)	0.3	3.1	3.3	—
Gain related to benefit plan activity	(4.5)	(4.9)	(4.3)	(1.9)	(15.6)	(5.6)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	15.6
Loss on sale of Mortgage Solutions	—	—	—	—	—	9.6
Loss on building held for sale	—	—	—	—	—	7.3
Net loss (gain) from deconsolidation of consolidated investment entities(6)	0.1	(8.7)	1.6	—	(7.0)	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	7.5	2.2	(0.6)	5.2	14.3	1.8
Net loss (income) attributable to non-controlling interests	0.3	0.2	(0.3)	(1.4)	(1.2)	(5.1)

Adjusted EBITDA, excluding reportable catastrophes	$227.5	$251.7	$270.2	$264.0	$1,013.4	$886.6

Global Lifestyle(7)	$137.2	$150.6	$175.2	$174.0	$637.0	$586.5
Global Housing, excluding reportable catastrophes	120.6	134.1	128.8	117.3	500.8	407.6
Corporate and Other	(30.3)	(33.0)	(33.8)	(27.3)	(124.4)	(107.5)

Adjusted EBITDA, excluding reportable catastrophes	$227.5	$251.7	$270.2	$264.0	$1,013.4	$886.6

(1)

4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses).

(5)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(6)

4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

(7)

2Q 2020 and Twelve Months 2019 exclude pre-tax benefits of $0.2 million and $0.1 million, respectively, related to prior period reportable catastrophes. 1Q 2020 excludes pre-tax losses of $0.2 million.

Regulation G – Non GAAP Financial Measures

(5) Net Operating Income per Diluted Share: Assurant uses net operating income per diluted share as an important measure of the Company’s stockholder value. Net operating income per diluted share equals net operating income (defined above) plus any dilutive preferred stock dividends divided by weighted average diluted shares outstanding. The Company believes this metric provides investors with a valuable measure of stockholder value because it excludes items that do not represent the ongoing operations of the Company. The comparable GAAP measure is net income from continuing operations per diluted share, defined as net income from continuing operations plus any dilutive preferred stock dividends less net income from non-controlling interests divided by weighted average diluted shares outstanding.

($ per share)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders per diluted share(1)	$2.23	$—	$2.23	$(0.58)	$—	$(0.58)	$2.81	$—	$2.81	$2.43	$—	$2.43	$6.99	$—	$6.99	$5.84	$—	$5.84
Net (income) loss from discontinued operations	—	(0.32)	(0.32)	—	1.96	1.96	—	(0.22)	(0.22)	—	(0.11)	(0.11)	—	1.23	1.23	—	(1.28)	(1.28)

GAAP net income from continuing operations per diluted share	2.23	(0.32)	1.91	(0.58)	1.96	1.38	2.81	(0.22)	2.59	2.43	(0.11)	2.32	6.99	1.23	8.22	5.84	(1.28)	4.56

Adjustments per diluted share, net of tax:
Net realized (gains) losses on investments(2)	(0.48)	0.13	(0.35)	(0.22)	—	(0.22)	(0.30)	(0.06)	(0.36)	1.20	(0.14)	1.06	0.22	(0.08)	0.14	(0.88)	0.12	(0.76)
Global Preneed goodwill impairment	0.04	(0.04)	—	2.25	(2.25)	—	—	—	—	—	—	—	2.18	(2.18)	—	—	—	—
COVID-19 direct and incremental expenses	0.07	—	0.07	—	—	—	0.24	—	0.24	0.04	—	0.04	0.34	—	0.34	—	—	—
CARES Act tax benefit	—	—	—	—	—	—	(0.08)	—	(0.08)	(1.25)	—	(1.25)	(1.34)	—	(1.34)	—	—	—
Assurant Health runoff operations(3)	(0.20)	—	(0.20)	(0.01)	—	(0.01)	—	—	—	—	—	—	(0.20)	—	(0.20)	(0.35)	—	(0.35)
Net charge related to Iké(4)	—	—	—	—	—	—	0.06	—	0.06	0.09	—	0.09	0.15	—	0.15	2.63	—	2.63
Loss on extinguishment of debt and other related costs(5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.48	—	0.48
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(0.03)	0.03	—	(0.03)	0.03	—	(0.03)	0.03	—	(0.05)	0.02	(0.03)	(0.13)	0.10	(0.03)	(0.19)	0.19	—
Acquisition integration expenses	0.14	—	0.14	0.07	—	0.07	0.05	—	0.05	0.04	—	0.04	0.30	—	0.30	0.37	—	0.37
Foreign exchange related losses(6)	0.04	—	0.04	0.04	—	0.04	0.03	—	0.03	0.05	—	0.05	0.17	—	0.17	0.29	—	0.29
Current expected credit losses for businesses in runoff	—	—	—	—	—	—	—	—	—	0.04	—	0.04	0.04	—	0.04	—	—	—
Gain related to benefit plan activity	(0.06)	—	(0.06)	(0.07)	—	(0.07)	(0.05)	—	(0.05)	(0.02)	—	(0.02)	(0.19)	—	(0.19)	(0.07)	—	(0.07)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.20	—	0.20
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.12	—	0.12
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.09	—	0.09
State tax for AEB sale	—	—	—	0.05	—	0.05	—	—	—	—	—	—	0.05	—	0.05	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(7)	—	—	—	(0.12)	—	(0.12)	0.02	—	0.02	—	—	—	(0.10)	0.01	(0.09)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment	(0.02)	—	(0.02)	—	—	—	—	—	—	—	—	—	(0.02)	—	(0.02)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	0.09	—	0.09	0.03	—	0.03	—	—	—	0.07	—	0.07	0.17	—	0.17	0.02	—	0.02

Net operating income, per diluted share(1)	$1.82	$(0.20)	$1.62	$1.41	$(0.26)	$1.15	$2.75	$(0.25)	$2.50	$2.64	$(0.23)	$2.41	$8.63	$(0.92)	$7.71	$8.55	$(0.97)	$7.58

($ per share)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders per diluted share(1)	$2.23	$—	$2.23	$(0.58)	$—	$(0.58)	$2.81	$—	$2.81	$2.43	$—	$2.43	$6.99	$—	$6.99	$5.84	$—	$5.84
Net (income) loss from discontinued operations	—	(0.32)	(0.32)	—	1.96	1.96	—	(0.22)	(0.22)	—	(0.11)	(0.11)	—	1.23	1.23	—	(1.28)	(1.28)

GAAP net income from continuing operations per diluted share	2.23	(0.32)	1.91	(0.58)	1.96	1.38	2.81	(0.22)	2.59	2.43	(0.11)	2.32	6.99	1.23	8.22	5.84	(1.28)	4.56

Adjustments per diluted share, pre-tax:
Net realized (gains) losses on investments(2)	(0.61)	0.14	(0.47)	(0.27)	(0.01)	(0.28)	0.38	(0.84)	(0.46)	1.52	(0.18)	1.34	0.28	(0.13)	0.15	(1.06)	0.15	(0.91)
Global Preneed goodwill impairment	—	—	—	2.29	(2.29)	—	—	—	—	—	—	—	2.18	(2.18)	—	—	—	—
COVID-19 direct and incremental expenses	0.08	—	0.08	(0.01)	—	(0.01)	(0.30)	0.60	0.30	0.05	—	0.05	0.43	(0.01)	0.42	—	—	—
CARES Act tax benefit (after-tax)	—	—	—	—	—	—	0.08	(0.16)	(0.08)	(1.25)	—	(1.25)	(1.34)	—	(1.34)	—	—	—
Assurant Health runoff operations(3)	(0.25)	—	(0.25)	(0.01)	—	(0.01)	—	—	—	—	—	—	(0.25)	—	(0.25)	(0.45)	—	(0.45)
Net charge related to Iké(4)	—	—	—	—	—	—	(0.08)	0.16	0.08	0.02	—	0.02	0.09	—	0.09	2.62	—	2.62
Loss on extinguishment of debt and other related costs(5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.60	—	0.60
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(0.03)	0.03	—	(0.04)	0.03	(0.01)	0.04	(0.04)	—	(0.07)	0.03	(0.04)	(0.17)	0.14	(0.03)	(0.23)	0.25	0.02
Acquisition integration expenses	0.15	—	0.15	0.09	—	0.09	(0.06)	0.12	0.06	0.05	—	0.05	0.35	—	0.35	0.45	—	0.45
Foreign exchange related losses(6)	0.05	—	0.05	0.04	—	0.04	(0.04)	0.08	0.04	0.07	—	0.07	0.19	—	0.19	0.29	—	0.29
Current expected credit losses for businesses in runoff	—	—	—	—	—	—	—	—	—	0.05	—	0.05	0.05	—	0.05	—	—	—
Gain related to benefit plan activity	(0.07)	—	(0.07)	(0.08)	—	(0.08)	0.07	(0.14)	(0.07)	(0.03)	—	(0.03)	(0.25)	—	(0.25)	(0.09)	—	(0.09)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.25	—	0.25
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.15	—	0.15
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.12	—	0.12
State tax for AEB sale (after-tax)	—	—	—	0.05	—	0.05	—	—	—	—	—	—	0.05	—	0.05	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(7)	—	—	—	(0.16)	0.02	(0.14)	(0.03)	0.06	0.03	—	—	—	(0.12)	0.01	(0.11)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	(0.02)	—	(0.02)	—	—	—	—	—	—	—	—	—	(0.02)	—	(0.02)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	0.12	—	0.12	0.04	—	0.04	0.01	(0.02)	(0.01)	0.08	—	0.08	0.23	—	0.23	0.03	—	0.03
Provision (benefit) for income taxes	0.17	(0.05)	0.12	0.05	0.03	0.08	(0.01)	0.03	0.02	(0.28)	0.03	(0.25)	(0.06)	0.02	(0.04)	0.03	(0.09)	(0.06)

Net operating income, per diluted share(1)	$1.82	$(0.20)	$1.62	$1.41	$(0.26)	$1.15	$2.87	$(0.37)	$2.50	$2.64	$(0.23)	$2.41	$8.63	$(0.92)	$7.71	$8.55	$(0.97)	$7.58

(1)	Refer to page 1 for additional information on the share counts used in the per share calculations.
(2)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(3)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(4)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(5)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(6)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(7)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

Regulation G – Non GAAP Financial Measures

(6) Net Operating Income, Excluding Reportable Catastrophes, per Diluted Share: Assurant uses net operating income per diluted share, excluding reportable catastrophes, as another important measure of the Company’s stockholder value. The Company believes this metric provides investors with a valuable measure of stockholder value because it excludes reportable catastrophes, which can be volatile. The comparable GAAP measure is net income from continuing operations per diluted share, defined as net income from continuing operations plus any dilutive preferred stock dividends less net income from non-controlling interests divided by weighted average diluted shares outstanding.

($ per share)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP net income (loss) attributable to common stockholders per diluted share(1)	$2.23	$—	$2.23	$(0.58)	$—	$(0.58)	$2.81	$—	$2.81	$2.43	$—	$2.43	$6.99	$—	$6.99	$5.84	$—	$5.84
Net (income) loss from discontinued operations	—	(0.32)	(0.32)	—	1.96	1.96	—	(0.22)	(0.22)	—	(0.11)	(0.11)	—	1.23	1.23	—	(1.28)	(1.28)

GAAP net income from continuing operations per diluted share	2.23	(0.32)	1.91	(0.58)	1.96	1.38	2.81	(0.22)	2.59	2.43	(0.11)	2.32	6.99	1.23	8.22	5.84	(1.28)	4.56

Adjustments, net of tax:
Net realized (gains) losses on investments(2)	(0.48)	0.13	(0.35)	(0.22)	—	(0.22)	(0.30)	(0.06)	(0.36)	1.20	(0.14)	1.06	0.22	(0.08)	0.14	(0.88)	0.12	(0.76)
Global Preneed goodwill impairment	0.04	(0.04)	—	2.25	(2.25)	—	—	—	—	—	—	—	2.18	(2.18)	—	—	—	—
Reportable catastrophes	0.44	—	0.44	1.44	—	1.44	0.15	0.01	0.16	0.20	—	0.20	2.17	—	2.17	0.66	—	0.66
COVID-19 direct and incremental expenses	0.07	—	0.07	—	—	—	0.24	—	0.24	0.04	—	0.04	0.34	—	0.34	—	—	—
CARES Act tax benefit	—	—	—	—	—	—	(0.08)	—	(0.08)	(1.25)	—	(1.25)	(1.34)	—	(1.34)	—	—	—
Assurant Health runoff operations(3)	(0.20)	—	(0.20)	(0.01)	—	(0.01)	—	—	—	—	—	—	(0.20)	—	(0.20)	(0.35)	—	(0.35)
Net charge related to Iké(4)	—	—	—	—	—	—	0.06	—	0.06	0.09	—	0.09	0.15	—	0.15	2.63	—	2.63
Loss on extinguishment of debt and other related costs(5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.48	—	0.48
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(0.03)	0.03	—	(0.03)	0.03	—	(0.03)	0.03	—	(0.05)	0.02	(0.03)	(0.13)	0.10	(0.03)	(0.19)	0.19	—
Acquisition integration expenses	0.14	—	0.14	0.07	—	0.07	0.05	—	0.05	0.04	—	0.04	0.30	—	0.30	0.37	—	0.37
Foreign exchange related losses(6)	0.04	—	0.04	0.04	—	0.04	0.03	—	0.03	0.05	—	0.05	0.17	—	0.17	0.29	—	0.29
Current expected credit losses for businesses in runoff	—	—	—	—	—	—	—	—	—	0.04	—	0.04	0.04	—	0.04	—	—	—
Gain related to benefit plan activity	(0.06)	—	(0.06)	(0.07)	—	(0.07)	(0.05)	—	(0.05)	(0.02)	—	(0.02)	(0.19)	—	(0.19)	(0.07)	—	(0.07)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.20	—	0.20
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.12	—	0.12
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.09	—	0.09
State tax for AEB sale	—	—	—	0.05	—	0.05	—	—	—	—	—	—	0.05	—	0.05	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(7)	—	—	—	(0.12)	—	(0.12)	0.02	—	0.02	—	—	—	(0.10)	0.01	(0.09)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment	(0.02)	—	(0.02)	—	—	—	—	—	—	—	—	—	(0.02)	—	(0.02)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	0.09	—	0.09	0.03	—	0.03	—	—	—	0.07	—	0.07	0.17	—	0.17	0.02	—	0.02

Net operating income, excluding reportable catastrophes, per diluted share(1)	$2.26	$(0.20)	$2.06	$2.85	$(0.26)	$2.59	$2.90	$(0.24)	$2.66	$2.84	$(0.23)	$2.61	$10.80	$(0.92)	$9.88	$9.21	$(0.97)	$8.24

($ peir share)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	As reported	Impact of discontinued operations	As restated	As reported	Impact of discontinued operations	As restated	As reported	Impact of discontinued operations	As restated	As reported	Impact of discontinued operations	As restated	As reported	Impact of discontinued operations	As restated	As reported	Impact of discontinued operations	As restated
GAAP net income (loss) attributable to common stockholders per diluted share(1)	$2.23	$—	$2.23	$(0.58)	$—	$(0.58)	$2.81	$—	$2.81	$2.43	$—	$2.43	$6.99	$—	$6.99	$5.84	$—	$5.84
Net (income) loss from discontinued operations	—	(0.32)	(0.32)	—	1.96	1.96	—	(0.22)	(0.22)	—	(0.11)	(0.11)	—	1.23	1.23	—	(1.28)	(1.28)

GAAP net income from continuing operations per diluted share	2.23	(0.32)	1.91	(0.58)	1.96	1.38	2.81	(0.22)	2.59	2.43	(0.11)	2.32	6.99	1.23	8.22	5.84	(1.28)	4.56

Adjustments, pre-tax:
Net realized (gains) losses on investments(2)	(0.61)	0.14	(0.47)	(0.27)	(0.01)	(0.28)	(0.38)	(0.08)	(0.46)	1.52	(0.18)	1.34	0.28	(0.13)	0.15	(1.06)	0.15	(0.91)
Global Preneed goodwill impairment	—	—	—	2.29	(2.29)	—	—	—	—	—	—	—	2.18	(2.18)	—	—	—	—
Reportable catastrophes	0.56	—	0.56	1.83	—	1.83	0.20	—	0.20	0.26	—	0.26	2.75	—	2.75	0.83	—	0.83
COVID-19 direct and incremental expenses	0.08	—	0.08	(0.01)	—	(0.01)	0.30	—	0.30	0.05	—	0.05	0.43	(0.01)	0.42	—	—	—
CARES Act tax benefit (after tax)	—	—	—	—	—	—	(0.08)	—	(0.08)	(1.25)	—	(1.25)	(1.34)	—	(1.34)	—	—	—
Assurant Health runoff operations(3)	(0.25)	—	(0.25)	(0.01)	—	(0.01)	—	—	—	—	—	—	(0.25)	—	(0.25)	(0.45)	—	(0.45)
Net charge related to Iké(4)	—	—	—	—	—	—	0.08	—	0.08	0.02	—	0.02	0.09	—	0.09	2.62	—	2.62
Loss on extinguishment of debt and other related costs(5)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.60	—	0.60
Other Adjustments:
Amortization of deferred gains on disposal of businesses	(0.03)	0.03	—	(0.04)	0.03	(0.01)	(0.04)	0.04	—	(0.07)	0.03	(0.04)	(0.17)	0.14	(0.03)	(0.23)	0.25	0.02
Acquisition integration expenses	0.15	—	0.15	0.09	—	0.09	0.06	—	0.06	0.05	—	0.05	0.35	—	0.35	0.45	—	0.45
Foreign exchange related losses(6)	0.05	—	0.05	0.04	—	0.04	0.04	—	0.04	0.07	—	0.07	0.19	—	0.19	0.29	—	0.29
Current expected credit losses for businesses in runoff	—	—	—	—	—	—	—	—	—	0.05	—	0.05	0.05	—	0.05	—	—	—
Gain related to benefit plan activity	(0.07)	—	(0.07)	(0.08)	—	(0.08)	(0.07)	—	(0.07)	(0.03)	—	(0.03)	(0.25)	—	(0.25)	(0.09)	—	(0.09)
Net charge related to Green Tree Insurance Agency acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.25	—	0.25
Loss on sale of Mortgage Solutions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.15	—	0.15
Loss on building held for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.12	—	0.12
State tax for AEB sale (after-tax)	—	—	—	0.05	—	0.05	—	—	—	—	—	—	0.05	—	0.05	—	—	—
Net (gain) loss from deconsolidation of consolidated investment entities(7)	—	—	—	(0.16)	0.02	(0.14)	0.03	—	0.03	—	—	—	(0.12)	0.01	(0.11)	—	—	—
Impact of Tax Cuts and Jobs Act at enactment (after-tax)	(0.02)	—	(0.02)	—	—	—	—	—	—	—	—	—	(0.02)	—	(0.02)	—	—	—
Change in fair value of derivative investment and other expenses related to merger and acquisition activities	0.12	—	0.12	0.04	—	0.04	(0.01)	—	(0.01)	0.08	—	0.08	0.23	—	0.23	0.03	—	0.03
Provision (benefit) for income taxes	0.05	(0.05)	—	(0.34)	0.03	(0.31)	(0.04)	0.02	(0.02)	(0.34)	0.03	(0.31)	(0.64)	0.02	(0.62)	(0.14)	(0.09)	(0.23)

Net operating income, excluding reportable catastrophes, per diluted share(1)	$2.26	$(0.20)	$2.06	$2.85	$(0.26)	$2.59	$2.90	$(0.24)	$2.66	$2.84	$(0.23)	$2.61	$10.80	$(0.92)	$9.88	$9.21	$(0.97)	$8.24

(1)	Refer to page 1 for additional information on the share counts used in the per share calculations.
(2)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(3)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(4)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(5)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(6)

4Q 2020, 3Q 2020, 2Q 2020, 1Q 2020, included $(2.2) million, $(1.3) million, $(2.0) million, $(2.0) million of net losses, respectively, from foreign exchange related to the remeasurement of net monetary assets in Argentina as a result of the classification of Argentina’s economy as highly inflationary beginning July 1, 2018. Twelve Months 2020 and Twelve Months 2019 included net losses of $7.5 million and $18.2 million, respectively.

(7)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As reported, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. As adjusted, 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

Regulation G – Non GAAP Financial Measures

(7) Corporate and Other Net Operating Loss: Assurant uses Corporate and Other net operating loss as an important measure of the corporate segment’s performance. Corporate and Other net operating loss equals Corporate and Other segment net loss from continuing operations, excluding the Global Preneed goodwill impairment, interest expense, net realized gains (losses) on investments (which includes unrealized gains (losses) on equity securities and changes in fair value of direct investments in collateralized loan obligations), COVID-19 direct and incremental expenses, the CARES Act tax benefit, foreign exchange gains (losses) from remeasurement of monetary assets and liabilities, the net charge related to Iké, as well as other highly variable or unusual items other than reportable catastrophes. The Company believes Corporate and Other net operating loss provides investors a valuable measure of the performance of the Company’s corporate segment because it excludes highly variable items that do not represent the ongoing results of the Company’s corporate segment. The comparable GAAP measure is Corporate and Other segment net loss from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

($ in millions)	2020												Twelve Months Ended December 31,
	4Q			3Q			2Q			1Q			2020			2019
	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted	Reported	Impact of Discontinued Operations	Adjusted
GAAP Corporate and Other segment net loss from continuing operations	$(18.8)	$(11.1)	$(29.9)	$(163.4)	$131.7	$(31.7)	$(42.5)	$—	$(42.5)	$(51.6)	$5.1	$(46.5)	$(276.3)	$125.7	$(150.6)	$(333.4)	$(28.2)	$(361.6)
Adjustments, pre-tax:
Net realized (gains) losses on investments(1)	(38.3)	8.7	(29.6)	(16.5)	(0.6)	(17.1)	(24.1)	(4.8)	(28.9)	96.3	(11.3)	85.0	17.4	(8.0)	9.4	(66.3)	9.3	(57.0)
Global Preneed goodwill impairment	—	—	—	137.8	(137.8)	—	—	—	—	—	—	—	137.8	(137.8)	—	—	—	—
COVID-19 direct and incremental expenses	5.3	—	5.3	(0.4)	—	(0.4)	19.2	(0.3)	18.9	3.1	(0.1)	3.0	27.2	(0.4)	26.8	—	—	—
CARES Act tax benefit (after-tax)	—	—	—	—	—	—	(5.1)	—	(5.1)	(79.3)	—	(79.3)	(84.4)	—	(84.4)	—	—	—
Interest expense	26.8	—	26.8	25.3	—	25.3	25.3	—	25.3	25.5	—	25.5	102.9	—	102.9	105.0	—	105.0
Assurant Health runoff operations(2)	(15.5)	—	(15.5)	(0.5)	—	(0.5)	(0.2)	—	(0.2)	0.1	—	0.1	(16.1)	—	(16.1)	(28.0)	—	(28.0)
Net charge related to Iké(3)	—	—	—	—	—	—	4.5	—	4.5	1.4	—	1.4	5.9	—	5.9	163.0	—	163.0
Loss on extinguishment of debt and other related costs(4)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37.4	—	37.4
Other adjustments(5)	12.3	2.0	14.3	(3.6)	2.7	(0.9)	0.7	2.6	3.3	9.5	1.9	11.4	18.9	9.2	28.1	60.7	15.7	76.4
Provision (benefit) for income taxes	5.3	(3.3)	2.0	(2.2)	1.8	(0.4)	(4.7)	0.6	(4.1)	(24.5)	2.1	(22.4)	(26.1)	1.2	(24.9)	(24.0)	(5.3)	(29.3)

Total adjustments, after-tax	(4.1)	7.4	3.3	139.9	(133.9)	6.0	15.6	(1.9)	13.7	32.1	(7.4)	24.7	183.5	(135.8)	47.7	247.8	19.7	267.5
Net loss (income) attributable to non-controlling interests	0.2	—	0.2	0.3	—	0.3	(0.3)	—	(0.3)	(1.1)	—	(1.1)	(0.9)	—	(0.9)	(4.2)	—	(4.2)

Corporate and Other net operating loss	$(22.9)	$(3.7)	$(26.6)	$(23.5)	$(2.2)	$(25.7)	$(26.9)	$(1.9)	$(28.8)	$(19.5)	$(2.3)	$(21.8)	$(92.8)	$(10.1)	$(102.9)	$(85.6)	$(8.5)	$(94.1)

(1)

As reported, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $27.5 million pre-tax ($21.7 million after-tax), $16.5 million pre-tax ($13.0 million after-tax) and $36.4 million pre-tax ($28.8 million after-tax) and net unrealized losses of $96.4 million pre-tax ($76.1 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As reported, Twelve Months 2020 and Twelve Months 2019 included net unrealized losses of $16.0 million pre-tax ($12.6 million after-tax) and net unrealized gains of $34.6 million pre-tax ($27.3 million after-tax), respectively, from changes in the fair value of our equity securities and our collateralized loan obligations. As adjusted, 4Q 2020, 3Q 2020, 2Q 2020 and 1Q 2020 included net unrealized gains of $22.5 million pre-tax ($17.8 million after-tax), $12.7 million pre-tax ($10.0 million after-tax) and $30.6 million pre-tax ($24.2 million after-tax) and net unrealized losses of $83.1 million pre-tax ($65.6 million after-tax), respectively, from changes in fair value of our equity securities and our collateralized loan obligations. As adjusted, Twelve Months 2020 and Twelve Months 2019 included net gains (losses) of ($17.3) million pre-tax (($13.7) million after-tax) and $31.4 million pre-tax ($24.8 million after-tax), respectively.

(2)

4Q 2020 and 4Q 2019 include $14.9 million pre-tax ($11.8 million after-tax) and $26.7 million pre-tax ($21.1 million after-tax), respectively, of income related to the reduction of the valuation allowance on the Company’s Patient Protection and Affordable Health Care Act of 2010 (“ACA”) risk corridor program receivables. The reductions in the allowance related to the Company’s 4Q 2019 entry into an agreement to sell its right to any future claim proceeds related to the associated receivables and the 4Q 2020 final settlement of the receivables.

(3)

2Q 2020 includes a loss of $3.9 million pre-tax ($2.9 million after-tax) on the sale of the Company’s interests in Iké. Twelve Months 2019 included a $163.0 million pre-tax ($163.9 million after-tax) loss related to the Company’s interests in Iké following a decline in fair value and commitment to a plan to sell such interests (of which $38.4 million related to cumulative foreign currency losses recorded in other comprehensive income). The pre-tax loss includes an increase in liability related to the Company’s obligation to acquire the remainder of Iké from the majority shareholders of $84.7 million and an other-than-temporary impairment loss on the Company’s 40% ownership interest in Iké of $78.3 million.

(4)

In connection with the debt offering, tender offer and debt redemption in 3Q 2019, the Company recorded a $31.4 million pre-tax loss on extinguishment of debt; $3.0 million pre-tax amortization of premium for derivative transactions purchased in anticipation of the debt issuance, which were ultimately not exercised (included in interest expense); $2.6 million pre-tax loss on the termination of the interest rate swap and related derivative transactions associated with the portion of floating rate senior notes due March 2021 that were redeemed (included in interest expense); and $0.4 million pre-tax of expenses related to the debt redemption (included in underwriting, general and administrative expenses). Total loss on extinguishment of debt and other related costs was $37.4 million pre-tax ($29.6 million after-tax).

(5)

As reported, 3Q 2020 included (1) a net gain of $18.3 million pre-tax ($14.5 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management. As adjusted, 4Q 2020 included (1) a net gain of $0.7 million pre-tax ($0.6 million after-tax) from the sale of our CLO asset management platform and (2) additional exit related expenses of $0.8 million pre-tax ($0.6 million after-tax) associated with the sale of the CLO asset management platform. 3Q 2020 included (1) a net gain of $17.6 million pre-tax ($13.9 million after-tax) from the sale of our CLO asset management platform, (2) additional exit related expenses of $6.1 million pre-tax ($4.8 million after-tax) associated with the sale of the CLO asset management platform and (3) $2.8 million pre-tax ($2.2 million after-tax) of expenses related to the outsourcing of our real estate management. 2Q 2020 included exit related expenses of $1.4 million pre-tax ($1.1 million after-tax) and $0.2 million pre-tax ($0.2 million after-tax) of expenses related to the outsourcing of our real estate management.

Regulation G – Non GAAP Financial Measures

(8) Segment Adjusted EBITDA: Assurant uses segment Adjusted EBITDA as an important measure of the segment’s underlying profitability. Segment Adjusted EBITDA is defined as segment net operating income (loss) (which is defined above for Corporate and Other and is equal to the segment GAAP net income for Global Lifestyle and Global Housing), excluding interest expense, provision (benefit) for income taxes, depreciation expense and amortization of purchased intangible assets. Amortization of purchased intangible assets is excluded from this non-GAAP measure of performance because the Company believes it (i) enhances management’s and investors’ ability to analyze the ongoing operations of our businesses and (ii) facilitates comparisons of our operating performance over multiple periods, as the amortization expense associated with purchased intangible assets may fluctuate from period to period based on the timing, size, nature and number of acquisitions. Although we exclude amortization of purchased intangible assets from Adjusted EBITDA, revenue generated from such intangible assets is included within the revenue in determining Adjusted EBITDA. The Company believes segment Adjusted EBITDA provides investors with a valuable measure of the segment’s performance, including underlying profitability and ongoing operations, and reflects its ongoing shift to more service-oriented, fee-based businesses. The comparable GAAP measure is segment net income from continuing operations. In this financial supplement, net income from continuing operations refers to adjusted net income from continuing operations to reflect the reporting of Global Preneed and its related legal entities as discontinued operations beginning with first quarter 2021.

Refer to pages 5, 6 and 7 for a reconciliation of segment Adjusted EBITDA to segment net income from continuing operations for Global Lifestyle, Global Housing and Corporate and Other, respectively.

(9) Line of Business Adjusted EBITDA: Assurant uses the Global Lifestyle lines of business Adjusted EBITDA as an important measure of the line of business’s underlying profitability. Line of business Adjusted EBITDA is defined as line of business net income from continuing operations, excluding provision for income taxes, depreciation expense and amortization of purchased intangible assets. Amortization of purchased intangible assets is excluded from this non-GAAP measure of performance because the Company believes it (i) enhances management’s and investors’ ability to analyze the ongoing operations of our businesses and (ii) facilitates comparisons of our operating performance over multiple periods, as the amortization expense associated with purchased intangible assets may fluctuate from period to period based on the timing, size, nature and number of acquisitions. Although we exclude amortization of purchased intangible assets from Adjusted EBITDA, revenue generated from such intangible assets is included within the revenue in determining Adjusted EBITDA. The Company believes line of business Adjusted EBITDA provides investors with a valuable measure of the line of business’s performance, including underlying profitability and ongoing operations, and reflects its ongoing shift to more service-oriented, fee-based businesses. The comparable GAAP measure is line of business net operating income, which is equal to the line of business GAAP net income.

($ in millions)	2020				Twelve Months Ended December 31,
	4Q	3Q	2Q	1Q	2020	2019
Connected Living
Net operating income(1)	$42.5	$66.8	$81.4	$74.6	$265.3	$232.9
Less:
Provision for income taxes	11.9	16.3	24.5	23.5	76.2	68.6
Depreciation expense	6.5	4.9	5.3	4.7	21.4	18.8
Amortization of purchased intangible assets	7.6	3.7	3.3	3.4	18.0	15.0

Adjusted EBITDA	$68.5	$91.7	$114.5	$106.2	$380.9	$335.3

Global Automotive
Net operating income(1)	$40.1	$39.6	$39.8	$40.0	$159.5	$152.7
Less:
Provision for income taxes	11.2	10.0	11.9	12.6	45.7	48.4
Depreciation expense	1.5	1.7	0.9	0.5	4.6	1.1
Amortization of purchased intangible assets	6.2	6.0	6.1	5.0	23.3	12.1

Adjusted EBITDA	$59.0	$57.3	$58.7	$58.1	$233.1	$214.3

Global Financial Services and Other
Net operating income(1)	$5.3	$0.2	$0.6	$6.3	$12.4	$23.7
Less:
Provision for income taxes	3.0	—	0.1	2.1	5.2	9.2
Depreciation expense	0.9	0.9	1.0	0.7	3.5	2.4
Amortization of purchased intangible assets	0.5	0.5	0.5	0.4	1.9	1.7

Adjusted EBITDA	$9.7	$1.6	$2.2	$9.5	$23.0	$37.0

(1)	The net operating income of Connected Living, Global Automotive and Global Financial Services and Other is equal to GAAP net income.